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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2012 through April 30, 2013


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                          Pioneer High
                          Yield Fund

--------------------------------------------------------------------------------
                          Semiannual Report | April 30, 2013
--------------------------------------------------------------------------------

                          Ticker Symbols:

                          Class A     TAHYX
                          Class B     TBHYX
                          Class C     PYICX
                          Class R     TYHRX
                          Class Y     TYHYX
                          Class Z     TAHZX

                          [LOGO] PIONEER
                                 Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2

Portfolio Management Discussion                                               4

Portfolio Summary                                                             8

Prices and Distributions                                                      9

Performance Update                                                           10

Comparing Ongoing Fund Expenses                                              16

Schedule of Investments                                                      18

Financial Statements                                                         50

Notes to Financial Statements                                                60

Approval of Investment Advisory Agreement                                    69

Trustees, Officers and Service Providers                                     73

                         Pioneer High Yield Fund | Semiannual Report | 4/30/13 1

President's Letter

Dear Shareowner,

Pioneer continues to see only modest economic growth in the U.S. Employment continues to rise, albeit slowly, and we believe it will continue to do so in 2013, barring a negative shock to the system. The housing and auto sectors continue to recover, benefiting from record-low interest rates. Banks' willingness to lend to consumers and businesses also continues to rise, broad measures of inflation remain subdued, and, if the weather cooperates in 2013, food prices should come back down. And, while corporate profit growth has slowed, profits remain high and many U.S. companies continue to both pay and increase dividends*. Offsetting some of these positives are the continued contraction of fiscal policy in Washington and a recessionary Europe.

The Federal Reserve's aggressive monetary policy has driven Treasury yields to generational lows and supported investments in all financial assets, including equities and high-yield corporate bonds. For example, the Standard & Poor's 500 Index (the S&P 500), a broad measure of the U.S. stock market, returned 15.99% for the full calendar year ended December 31, 2012, and the Bank of America Merrill Lynch High Yield Master II Index (the High Yield Index), which measures the performance of high-yield corporate bonds, returned 15.59% for the same 12-month period. On the other hand, the Barclays Aggregate Bond Index (the Aggregate Index), which tracks the performance of a higher-quality bond universe, gained 4.22% for the 12 months ended December 31, 2012; the safer-still Barclays Government Credit Index (the Government/Credit Index) returned 4.82%; and 3-month Treasury bills, generally regarded as essentially "risk free" by the markets, returned just 0.09% in 2012. "Risky" assets outperformed again in the first quarter of 2013, as the S&P 500 returned 10.60% and the High Yield Index returned 2.89%. In contrast, the Aggregate Index returned -0.12% in the first quarter, the Government Credit Index returned -0.16%, and Treasury bills returned 0.02%.

Despite generally improving economic conditions and a rising stock market, global economies and investors still face daunting challenges as 2013 moves forward, although we remain cautiously optimistic. U.S. fiscal policy remains unsettled, and we feel the U.S. government could be at risk of credit rating downgrades from one or more of the major ratings agencies if the uncertainties persist. The Federal Reserve continues to provide extraordinary support to the U.S. economy and the bond market, but will not do so indefinitely. Europe has made progress, but has not yet resolved its sovereign-debt/banking problem, nor has the region been able to exit recession. Japan recently has unveiled aggressive and unconventional monetary and fiscal policies, but the country

*    Dividends are not guaranteed.

2 Pioneer High Yield Fund | Semiannual Report | 4/30/13 continues to face issues such as high levels of debt as well as an aging population. China and other emerging economies, while generally in better shape than most "developed" markets, also face a range of challenges.

While most of the risks outlined here are widely recognized and may already be "priced in" to the market, we believe investors should continue to expect market volatility.

At Pioneer, we have long advocated the benefits of staying diversified and investing for the long term. And while diversification does not assure a profit or protect against loss in a declining market, we believe there are still opportunities for prudent investors to earn attractive returns. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs, keeping in mind that there is no single best strategy that works for every investor.

Pioneer's investment teams have, since 1928, sought out attractive opportunities in global equity and bond markets, using in-depth research to identify undervalued individual securities, and using thoughtful risk management to construct portfolios which balance potential risks and reward in an ever-changing world.

We encourage you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/13 3

Portfolio Management Discussion | 4/30/13

High-yield bonds posted strong returns during the six months ended April 30, 2013. In the following interview, Tracy Wright and Andrew Feltus discuss the reasons for the strong performance of the fixed-income market, and Pioneer High Yield Fund, during the six-month period. Ms. Wright, a senior vice president and portfolio manager at Pioneer, and Mr. Feltus, a senior vice president and portfolio manager at Pioneer, are responsible for the day-to-day management of the Fund.

Q    How did the Fund perform during the six months ended April 30, 2013?

A Pioneer High Yield Fund's Class A shares returned 9.15% at net asset value during the six months ended April 30, 2013, while the Fund's benchmarks, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index and the BofA ML All-Convertibles Speculative Quality Index, returned 7.26% and 14.01%, respectively. During the same period, the average return of the 556 mutual funds in Lipper's High Yield Fund's category was 6.88%.

Q How would you describe the market environment for investment in high-yield bonds during the six months ended April 30, 2013?

A The domestic high-yield market continued its winning streak, posting positive returns during each month of the period. The outcome of the 2012 U.S. elections, questions about the "fiscal cliff" budget scenario, some tax increases and the implementation of spending cuts known as the "sequester" didn't seem to faze investors, as they continued to pour money into riskier asset classes - including high-yield bonds - in search of yield in an extraordinarily low-interest-rate-environment. Low default rates, healthy corporate profits and strong capital markets also helped to fuel returns in the high-yield market during the period.

Q What was your overall investment strategy in managing the Fund during the six months ended April 30, 2013?

A During the period, even though we felt that high-yield bond valuations were attractive, we felt that equity prices were even more appealing. As a result, we maintained the Fund's out-of-benchmark positions in stocks. We also maintained the portfolio's exposure to convertible bonds, believing that their upside potential and downside protection offered the Fund total return possibilities during what could have been a volatile period, given the uncertain situation in the euro zone, the U.S. election season, and questions about the aforementioned fiscal cliff and sequester budget situations.

     By industry, we increased the Fund's positions in energy and health care, as we believed those sectors would perform in line with the market and provide better asset coverage over the longer term. We decreased exposure

4 Pioneer High Yield Fund | Semiannual Report | 4/30/13 to basic industries after the debt of LyondellBasell Industries, a portfolio holding, was upgraded to investment grade and the Fund's position in Nova Chemicals was redeemed by the company. We also invested the Fund in floating-rate bank loans because we felt they offered more protection in case of rising interest rates, which would hurt the returns of fixed-rate securities such as bonds, and because we liked the loans' senior position in the capital structure of companies. Unfortunately, the allocation to bank loans was a detractor from the Fund's benchmark-relative performance during the six-month period, as the loan market underperformed. In addition, we underweighted the Fund to lower-quality bonds, a decision that also detracted from relative performance. Still, that is a posture we anticipate maintaining in the portfolio because we feel convertible securities and equities offer better total return potential than lower-quality bonds.

Q Could you discuss the Fund's performance relative to its primary benchmark, the BofA ML High Yield Master II Index, during the six months ended April 30, 2013? Specifically, what factors contributed the most to the Fund's outperformance of the benchmark?

A The Fund's outperformance relative to the BofA ML High Yield Master II Index can be attributed to out-of-benchmark allocations to convertible bonds and common stocks, two asset classes whose returns essentially doubled the return of the general high-yield market during the period. Security selection in equities also was a strong contributor to the Fund's benchmark-relative returns, as was security selection in high-yield bonds within sectors such as energy, capital goods and health care.

     On the down side, a portfolio underweight to banking and an overweight to real estate had negative effects on the Fund's benchmark-relative performance, as did unfavorable security selection results in the services and telecommunications sectors. And, as noted previously, the Fund's allocation to bank loans and an underweight position in lower-quality bonds both detracted from benchmark-relative performance during the six-month period.

Q Which individual Fund holdings contributed to benchmark-relative performance during the six months ended April 30, 2013, and which individual holdings detracted from relative performance?

A The Fund benefited from holding the convertible bonds of Vertex Pharmaceuticals, as Vertex received positive test results for the company's cystic fibrosis therapy. The portfolio's holdings of the common stock of two chemicals manufacturers also contributed to benchmark-relative performance during the period. The first, Axiall, saw its share price increase after the firm purchased a division of PPG Industries; and LyondellBasell Industries continued to benefit from low natural gas prices, as the company uses natural gas as its primary feedstock. In addition, the Fund's holdings of

                         Pioneer High Yield Fund | Semiannual Report | 4/30/13 5 the common stock of Thermo Fischer Scientific and the convertible preferred stock of Alere, both life science equipment manufacturers, appreciated during the period due to generally improving business fundamentals within the life science category.

     Detractors in the portfolio during the period included the stock of copper and gold miner Freeport McMoRan Copper & Gold, which depreciated due to a poor market response to the firm's announcement of its plans to purchase Plains Exploration, and because of weak commodity prices. The portfolio's holdings of the convertible bonds issued by Amarin, a biopharmaceutical developer, stalled during the period due to market concerns about the launch of one of the company's new drugs, while the convertible bonds of Nuance Communications, which offers speech recognition software, lagged after the company missed its quarterly earnings target. Finally, weak coal prices hurt the Fund's holdings of the convertible securities and bonds of James River Coal during the six-month period.

Q    What's your outlook?

A There are ongoing concerns about some major issues that may increase market volatility. The worries include the budgetary/debt negotiations in the U.S. and continued economic and fiscal weakness in Europe. We believe, however, that the fundamentals in the high-yield market continue to be strong, particularly the current low default rate. Domestic employment numbers have been improving, albeit at a slow pace, and other economic data in the U.S. have remained generally positive. From a strategic standpoint, we also believe that equity valuations were attractive as of April 30, 2013. Therefore, we anticipate keeping the Fund invested in both equities and convertible securities.

Please refer to the Schedule of Investments on pages 18-49 for a full listing of Fund securities.

6 Pioneer High Yield Fund | Semiannual Report | 4/30/13

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise.

Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations.

Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/13 7

Portfolio Summary | 4/30/13

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                       43.4%
Convertible Corporate Bonds                                                17.6%
International Corporate Bonds                                              11.0%
U.S. Common Stocks                                                         11.0%
Senior Secured Loans                                                        7.8%
Temporary Cash Investment                                                   3.4%
Convertible Preferred Stocks                                                2.6%
International Common Stocks                                                 1.3%
U.S. Preferred Stocks                                                       1.1%
Warrants                                                                    0.5%
International Preferred Stocks                                              0.2%
Collateralized Mortgage Obligations                                         0.1%

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term securities; based on Standard & Poor's ratings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

BBB                                                                         4.3%
BB                                                                         25.6%
B                                                                          46.6%
CCC                                                                         9.6%
Not Rated                                                                  10.9%
Cash Equivalents                                                            3.0%

Bond ratings are ordered highest to lowest in portfolio. Based on Standard & Poor's measures, AAA (highest possible rating) through BBB are considered investment grade; BB or lower ratings are considered non-investment grade. Cash equivalents and some bonds may not be rated.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)*

 1. Forest City Enterprises, Inc., 6.5%, 2/1/17                            2.36%
--------------------------------------------------------------------------------
 2. Ford Motor Co., 4.25%, 11/15/16                                        1.40
--------------------------------------------------------------------------------
 3. Alpha Appalachia Holdings, Inc., 3.25%, 8/1/15                         1.18
--------------------------------------------------------------------------------
 4. Forest City Enterprises, Inc.                                          1.08
--------------------------------------------------------------------------------
 5. Alere, Inc., 3.0%, 12/31/99 (Perpetual)                                1.04
--------------------------------------------------------------------------------
 6. Nuance Communications, Inc., 2.75%, 11/1/31                            0.99
--------------------------------------------------------------------------------
 7. Linn Energy LLC, 6.25%, 11/1/19 (144A)                                 0.98
--------------------------------------------------------------------------------
 8. Swift Energy Co., 7.875%, 3/1/22                                       0.93
--------------------------------------------------------------------------------
 9. Thermo Fisher Scientific, Inc.                                         0.92
--------------------------------------------------------------------------------
10. ON Semiconductor Corp., 2.625%, 12/15/26                               0.91
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8 Pioneer High Yield Fund | Semiannual Report | 4/30/13

Prices and Distributions | 4/30/13

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
        Class                       4/30/13                       10/31/12
--------------------------------------------------------------------------------
          A                         $10.88                         $10.25
--------------------------------------------------------------------------------
          B                         $10.97                         $10.33
--------------------------------------------------------------------------------
          C                         $11.08                         $10.43
--------------------------------------------------------------------------------
          R                         $12.18                         $11.46
--------------------------------------------------------------------------------
          Y                         $10.88                         $10.25
--------------------------------------------------------------------------------
          Z                         $10.46                         $ 9.85
--------------------------------------------------------------------------------

Distributions per Share: 11/1/12-4/30/13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Net
                       Investment         Short-Term          Long-Term
         Class           Income          Capital Gains       Capital Gains
--------------------------------------------------------------------------------
          A             $0.2946               $--                $--
--------------------------------------------------------------------------------
          B             $0.2392               $--                $--
--------------------------------------------------------------------------------
          C             $0.2615               $--                $--
--------------------------------------------------------------------------------
          R             $0.3045               $--                $--
--------------------------------------------------------------------------------
          Y             $0.3109               $--                $--
--------------------------------------------------------------------------------
          Z             $0.2991               $--                $--
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. The Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index is an unmanaged index of high-yield U.S. convertible securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. It is not possible to invest directly in an index.

The indices defined here pertain to the "Value of $10,000 Investment" and the"Value of $5 Million Investment" charts on pages 10-15.

                         Pioneer High Yield Fund | Semiannual Report | 4/30/13 9

Performance Update | 4/30/13                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Semiannual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                                       Net Asset            Public Offering
Period                                 Value (NAV)          Price (POP)
--------------------------------------------------------------------------------
10 Years                                8.22%               7.72%
5 Years                                 7.78                6.80
1 Year                                 13.60                8.54
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                                       Gross
--------------------------------------------------------------------------------
                                       1.16%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High   BofA ML High Yield   BofA ML All-Convertibles
                    Yield Fund     Master II Index      Speculative Quality Index
4/30/2003           $ 9,550        $10,000              $10,000
4/30/2004           $11,256        $11,474              $12,766
4/30/2005           $11,513        $12,216              $12,637
4/30/2006           $12,840        $13,324              $15,239
4/30/2007           $14,380        $14,978              $17,350
4/30/2008           $14,463        $14,854              $16,840
4/30/2009           $10,538        $12,672              $11,648
4/30/2010           $15,979        $18,273              $18,606
4/30/2011           $18,836        $20,712              $21,925
4/30/2012           $18,521        $21,778              $20,499
4/30/2013           $21,040        $24,836              $24,307

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.50% sales charge. NAV returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer High Yield Fund | Semiannual Report | 4/30/13

Performance Update | 4/30/13                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Semiannual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                                       If                   If
Period                                 Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                                7.39%               7.39%
5 Years                                 6.92                6.92
1 Year                                 12.41                8.41
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                                       Gross
--------------------------------------------------------------------------------
                                       2.17%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High   BofA ML High Yield   BofA ML All-Convertibles
                    Yield Fund     Master II Index      Speculative Quality Index
4/30/2003           $10,000        $10,000              $10,000
4/30/2004           $11,701        $11,474              $12,766
4/30/2005           $11,877        $12,216              $12,637
4/30/2006           $13,144        $13,324              $15,239
4/30/2007           $14,623        $14,978              $17,350
4/30/2008           $14,600        $14,854              $16,840
4/30/2009           $10,572        $12,672              $11,648
4/30/2010           $15,901        $18,273              $18,606
4/30/2011           $18,627        $20,712              $21,925
4/30/2012           $18,147        $21,778              $20,499
4/30/2013           $20,399        $24,836              $24,307

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 11

Performance Update | 4/30/13                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Semiannual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                                       If                   If
Period                                 Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                                7.47%                7.47%
5 Years                                 7.10                 7.10
1 Year                                 12.85                12.85
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                                       Gross
--------------------------------------------------------------------------------
                                       1.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High   BofA ML High Yield   BofA ML All-Convertibles
                    Yield Fund     Master II Index      Speculative Quality Index
4/30/2003           $10,000        $10,000              $10,000
4/30/2004           $11,697        $11,474              $12,766
4/30/2005           $11,869        $12,216              $12,637
4/30/2006           $13,142        $13,324              $15,239
4/30/2007           $14,615        $14,978              $17,350
4/30/2008           $14,585        $14,854              $16,840
4/30/2009           $10,570        $12,672              $11,648
4/30/2010           $15,909        $18,273              $18,606
4/30/2011           $18,639        $20,712              $21,925
4/30/2012           $18,215        $21,778              $20,499
4/30/2013           $20,556        $24,836              $24,307

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer High Yield Fund | Semiannual Report | 4/30/13

Performance Update | 4/30/13                                      Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Semiannual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                                       If                   If
Period                                 Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                                8.00%                8.00%
5 Years                                 7.56                 7.56
1 Year                                 13.18                13.18
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                                       Gross
--------------------------------------------------------------------------------
                                       1.56%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                    Pioneer High   BofA ML High Yield   BofA ML All-Convertibles
                    Yield Fund     Master II Index      Speculative Quality Index
4/30/2003           $10,000        $10,000              $10,000
4/30/2004           $11,819        $11,474              $12,766
4/30/2005           $12,041        $12,216              $12,637
4/30/2006           $13,394        $13,324              $15,239
4/30/2007           $14,950        $14,978              $17,350
4/30/2008           $14,999        $14,854              $16,840
4/30/2009           $10,934        $12,672              $11,648
4/30/2010           $16,534        $18,273              $18,606
4/30/2011           $19,447        $20,712              $21,925
4/30/2012           $19,075        $21,778              $20,499
4/30/2013           $21,589        $24,836              $24,307

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance shown for Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003, is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period beginning on April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 13

Performance Update | 4/30/13                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Semiannual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                                       If                   If
Period                                 Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                                8.65%                8.65%
5 Years                                 8.27                 8.27
1 Year                                 13.95                13.95
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                                       Gross
--------------------------------------------------------------------------------
                                       0.82%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 Million Investment

                    Pioneer High   BofA ML High Yield   BofA ML All-Convertibles
                    Yield Fund     Master II Index      Speculative Quality Index
4/30/2003           $ 5,000,000    $ 5,000,000          $ 5,000,000
4/30/2004           $ 5,898,621    $ 5,736,945          $ 6,382,890
4/30/2005           $ 6,053,585    $ 6,108,106          $ 6,318,408
4/30/2006           $ 6,782,945    $ 6,661,867          $ 7,619,682
4/30/2007           $ 7,629,983    $ 7,488,774          $ 8,675,232
4/30/2008           $ 7,703,500    $ 7,426,792          $ 8,420,102
4/30/2009           $ 5,654,229    $ 6,335,837          $ 5,823,848
4/30/2010           $ 8,606,056    $ 9,136,528          $ 9,302,989
4/30/2011           $10,193,149    $10,355,795          $10,962,333
4/30/2012           $10,056,771    $10,888,995          $10,249,644
4/30/2013           $11,459,955    $12,417,772          $12,153,725

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

14 Pioneer High Yield Fund | Semiannual Report | 4/30/13

Performance Update | 4/30/13                                      Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Bank of America (BofA) Merrill Lynch (ML) High Yield Master II Index and the Bank of America (BofA) Merrill Lynch (ML) All-Convertibles Speculative Quality Index.

Average Semiannual Total Returns
(As of April 30, 2013)
--------------------------------------------------------------------------------
                                       If                   If
Period                                 Held                 Redeemed
--------------------------------------------------------------------------------
10 Years                                8.03%                8.03%
5 Years                                 7.29                 7.29
1 Year                                 13.95                13.95
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated March 1, 2013)
--------------------------------------------------------------------------------
                                       Gross                Net
--------------------------------------------------------------------------------
                                       1.08%                0.85%
--------------------------------------------------------------------------------

Value of $10,000 Investment

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                    Pioneer High   BofA ML High Yield   BofA ML All-Convertibles
                    Yield Fund     Master II Index      Speculative Quality Index
4/30/2003           $10,000        $10,000              $10,000
4/30/2004           $11,787        $11,474              $12,766
4/30/2005           $12,056        $12,216              $12,637
4/30/2006           $13,446        $13,324              $15,239
4/30/2007           $15,059        $14,978              $17,350
4/30/2008           $15,224        $14,854              $16,840
4/30/2009           $11,179        $12,672              $11,648
4/30/2010           $16,840        $18,273              $18,606
4/30/2011           $20,034        $20,712              $21,925
4/30/2012           $18,994        $21,778              $20,499
4/30/2013           $21,644        $24,836              $24,307

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance shown for Class Z shares for periods prior to the inception of Class Z shares on July 6, 2007, reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance for Class Z shares for periods prior to their inception on July 6, 2007, would have been higher than the performance shown. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through March 1, 2014, for Class Z shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1.   Divide your account value by $1,000
     Example: an $8,600 account value (divided by) $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from November 1, 2012, through April 30, 2013.

----------------------------------------------------------------------------------------
Share Class                 A          B          C          R          Y          Z
----------------------------------------------------------------------------------------
Beginning Account       $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 11/1/12
----------------------------------------------------------------------------------------
Ending Account          $1,091.50  $1,086.10  $1,088.50  $1,090.60  $1,093.20  $1,093.70
Value (after expenses)
on 4/30/13
----------------------------------------------------------------------------------------
Expenses Paid               $5.96     $11.48      $9.74      $7.57      $4.36      $4.41
During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 2.22%, 1.88%, 1.46%, 0.84% and 0.85% for Class A, Class B, Class C, Class
     R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16 Pioneer High Yield Fund | Semiannual Report | 4/30/13

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from November 1, 2012 through April 30, 2013.

----------------------------------------------------------------------------------------
Share Class                 A          B          C          R         Y           Z
----------------------------------------------------------------------------------------
Beginning Account       $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00  $1,000.00
Value on 11/1/12
----------------------------------------------------------------------------------------
Ending Account          $1,019.09  $1,013.79  $1,015.47  $1,017.55  $1,020.63  $1,020.58
Value (after expenses)
on 4/30/13
----------------------------------------------------------------------------------------
Expenses Paid               $5.76     $11.08      $9.39      $7.30      $4.21      $4.26
During Period*
----------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized net expense ratio of 1.15%, 2.22%, 1.88%, 1.46%, 0.84% and 0.85% for Class A, Class B, Class C, Class
     R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 17

Schedule of Investments | 4/30/13 (Consolidated) (unaudited)

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            CONVERTIBLE CORPORATE
                                            BONDS -- 17.7%
                                            ENERGY -- 2.5%
                                            Oil & Gas Exploration &
                                            Production -- 1.3%
     7,531,000                   BB-/Ba3    Chesapeake Energy Corp., 2.5%,
                                            5/15/37                               $       7,272,122
     4,152,000                   BB-/Ba3    Chesapeake Energy Corp., 2.5%,
                                            5/15/37                                       3,965,160
    12,800,000                     NR/NR    Cobalt International Energy, Inc.,
                                            2.625%, 12/1/19                              14,312,000
     2,825,000                     B-/NR    Stone Energy Corp., 1.75%,
                                            3/1/17 (144A)                                 2,595,469
                                                                                  -----------------
                                                                                  $      28,144,751
---------------------------------------------------------------------------------------------------
                                            Coal & Consumable Fuels -- 1.2%
    26,153,000                     B+/NR    Alpha Appalachia Holdings, Inc.,
                                            3.25%, 8/1/15                         $      24,845,350
     4,505,000                     CC/B2    James River Coal Co., 3.125%,
                                            3/15/18                                         822,162
                                                                                  -----------------
                                                                                  $      25,667,512
                                                                                  -----------------
                                            Total Energy                          $      53,812,263
---------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.5%
                                            Diversified Metals & Mining -- 0.2%
     3,805,000                     NR/NR    RTI International Metals, Inc.,
                                            1.625%, 10/15/19                      $       3,881,100
---------------------------------------------------------------------------------------------------
                                            Steel -- 0.3%
     4,830,000                    BB+/NR    Steel Dynamics, Inc., 5.125%,
                                            6/15/14                               $       5,340,169
     2,475,000                     BB/B1    United States Steel Corp.,
                                            2.75%, 4/1/19                                 2,493,562
                                                                                  -----------------
                                                                                  $       7,833,731
                                                                                  -----------------
                                            Total Materials                       $      11,714,831
---------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.9%
                                            Electrical Components &
                                            Equipment -- 0.6%
    10,874,000                      B/B2    General Cable Corp., 4.5%,
                                            11/15/29 (Step)                       $      13,232,299
---------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery &
                                            Heavy Trucks -- 0.3%
     2,890,000                     NR/NR    Greenbrier Companies, Inc.,
                                            3.5%, 4/1/18                          $       2,945,994
     2,545,000                     B-/NR    Meritor, Inc., 7.875%, 3/1/26 (144A)          2,867,897
                                                                                  -----------------
                                                                                  $       5,813,891
                                                                                  -----------------
                                            Total Capital Goods                   $      19,046,190
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.5%
                                            Airlines -- 0.2%
     2,575,000                      B/B2    United Airlines, Inc., 4.5%, 1/15/15  $       4,646,266
---------------------------------------------------------------------------------------------------
                                            Marine -- 0.3%
     5,993,000                     NR/NR    DryShips, Inc., 5.0%, 12/1/14         $       5,296,314
                                                                                  -----------------
                                            Total Transportation                  $       9,942,580
---------------------------------------------------------------------------------------------------
                                            AUTOMOBILES &
                                            COMPONENTS -- 1.4%
                                            Automobile Manufacturers -- 1.4%
    17,861,000                  BB+/Baa3    Ford Motor Co., 4.25%, 11/15/16       $      29,403,671
                                                                                  -----------------
                                            Total Automobiles & Components        $      29,403,671
---------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES &
                                            APPAREL -- 0.9%
                                            Homebuilding -- 0.9%
    11,400,000                      B/B2    KB Home, 1.375%, 2/1/19               $      13,216,875
     3,015,000                   BB-/Ba3    Lennar Corp., 2.75%,
                                            12/15/20 (144A)                               5,813,297
                                                                                  -----------------
                                                                                  $      19,030,172
                                                                                  -----------------
                                            Total Consumer Durables & Apparel     $      19,030,172
---------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 0.4%
                                            Tobacco -- 0.4%
     8,065,000                 CCC+/Caa2    Alliance One International, Inc.,
                                            5.5%, 7/15/14                         $       8,135,569
                                                                                  -----------------
                                            Total Food, Beverage & Tobacco        $       8,135,569
---------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT &
                                            SERVICES -- 0.9%
                                            Health Care Equipment -- 0.3%
     2,505,000                     B+/NR    Hologic, Inc., 2.0%, 12/15/37 (Step)  $       2,861,962
     3,450,000                     B+/NR    Hologic, Inc., 2.0%, 3/1/42 (Step)            3,516,844
                                                                                  -----------------
                                                                                  $       6,378,806
---------------------------------------------------------------------------------------------------
                                            Health Care Supplies -- 0.4%
     9,460,000                   CCC+/NR    Alere, Inc., 3.0%, 5/15/16            $       9,377,225
---------------------------------------------------------------------------------------------------
                                            Managed Health Care -- 0.2%
     4,225,000                     NR/NR    Molina Healthcare, Inc., 1.125%,
                                            1/15/20 (144A)                        $       4,473,219
                                                                                  -----------------
                                            Total Health Care Equipment
                                            & Services                            $      20,229,250
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 19

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS, BIOTECHNOLOGY
                                            & LIFE SCIENCES -- 3.0%
                                            Biotechnology -- 2.4%
     8,815,000                     NR/NR    Corsicanto, Ltd., 3.5%, 1/15/32       $      10,732,262
     9,876,000                     NR/NR    Cubist Pharmaceuticals, Inc.,
                                            2.5%, 11/1/17                                16,702,785
     9,000,000                     NR/NR    PDL BioPharma, Inc., 3.75%, 5/1/15           11,193,750
     9,215,000                     NR/NR    Theravance, Inc., 2.125%, 1/15/23            13,044,984
                                                                                  -----------------
                                                                                  $      51,673,781
---------------------------------------------------------------------------------------------------
                                            Pharmaceuticals -- 0.6%
     3,570,000                     NR/NR    Auxilium Pharmaceuticals, Inc.,
                                            1.5%, 7/15/18                         $       3,337,950
     2,370,000                     NR/NR    Pacira Pharmaceuticals, Inc.
                                            Delaware, 3.25%, 2/1/19 (144A)                3,246,900
     5,270,000                     NR/NR    Salix Pharmaceuticals, Ltd.,
                                            1.5%, 3/15/19                                 5,704,775
                                                                                  -----------------
                                                                                  $      12,289,625
                                                                                  -----------------
                                            Total Pharmaceuticals,
                                            Biotechnology & Life Sciences         $      63,963,406
---------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.4%
                                            Consumer Finance -- 0.4%
     4,150,000                     NR/NR    DFC Global Corp., 2.875%, 6/30/27     $       3,952,875
     5,200,000                     B+/NR    DFC Global Corp., 3.25%,
                                            4/15/17 (144A)                                5,135,000
                                                                                  -----------------
                                                                                  $       9,087,875
                                                                                  -----------------
                                            Total Diversified Financials          $       9,087,875
---------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 0.3%
                                            Specialized REITs -- 0.3%
     4,785,000                   BBB-/NR    Host Hotels & Resorts LP, 2.5%,
                                            10/15/29 (144A)                       $       6,878,438
                                                                                  -----------------
                                            Total Real Estate                     $       6,878,438
---------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 2.1%
                                            Internet Software & Services -- 0.7%
     2,230,000                     NR/NR    Blucora, Inc., 4.25%, 4/1/19 (144A)   $       2,288,538
     7,700,000                     NR/NR    WebMD Health Corp., 2.25%, 3/31/16            7,550,812
     6,420,000                     NR/NR    WebMD Health Corp., 2.5%, 1/31/18             5,882,325
                                                                                  -----------------
                                                                                  $      15,721,675
---------------------------------------------------------------------------------------------------
                                            Application Software -- 1.4%
     5,815,000                     NR/NR    Mentor Graphics Corp., 4.0%, 4/1/31   $       6,858,066
    19,972,000                    BB-/NR    Nuance Communications, Inc.,
                                            2.75%, 11/1/31                               20,858,258

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            Application Software -- (continued)
     2,670,000                     NR/NR    TIBCO Software, Inc., 2.25%,
                                            5/1/32 (144A)                         $       2,604,919
                                                                                  -----------------
                                                                                  $      30,321,243
                                                                                  -----------------
                                            Total Software & Services             $      46,042,918
---------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE &
                                            EQUIPMENT -- 0.6%
                                            Computer Storage &
                                            Peripherals -- 0.5%
     8,275,000                     BB/NR    SanDisk Corp., 1.5%, 8/15/17          $      10,405,812
---------------------------------------------------------------------------------------------------
                                            Electronic Components -- 0.1%
     3,755,000                    BB+/NR    Vishay Intertechnology, Inc., 2.25%,
                                            5/15/41 (144A)                        $       3,534,394
                                                                                  -----------------
                                            Total Technology Hardware
                                            & Equipment                           $      13,940,206
---------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS &
                                            SEMICONDUCTOR EQUIPMENT -- 2.9%
                                            Semiconductor Equipment -- 1.2%
     5,491,000                 BBB-/Baa1    Lam Research Corp., 1.25%, 5/15/18    $       6,259,740
    12,760,000                   BBB-/NR    Novellus Systems, Inc., 2.625%,
                                            5/15/41                                      18,868,850
                                                                                  -----------------
                                                                                  $      25,128,590
---------------------------------------------------------------------------------------------------
                                            Semiconductors -- 1.7%
    16,914,000                    BB+/NR    ON Semiconductor Corp.,
                                            2.625%, 12/15/26                      $      19,229,104
     6,975,000                     NR/NR    SunPower Corp., 4.5%, 3/15/15                 7,223,484
     9,784,000                     NR/NR    SunPower Corp., 4.75%, 4/15/14                9,936,875
       813,000                   BBB-/NR    Xilinx, Inc., 3.125%, 3/15/37                 1,087,896
                                                                                  -----------------
                                                                                  $      37,477,359
                                                                                  -----------------
                                            Total Semiconductors &
                                            Semiconductor Equipment               $      62,605,949
---------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION
                                            SERVICES -- 0.4%
                                            Integrated Telecommunication
                                            Services -- 0.4%
     9,000,000                      B/NR    Ciena Corp., 0.875%, 6/15/17          $       8,212,500
                                                                                  -----------------
                                            Total Telecommunication Services      $       8,212,500
---------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE
                                            CORPORATE BONDS
                                            (Cost $326,638,486)                   $     382,045,818
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 21

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            PREFERRED STOCKS -- 1.4%
                                            ENERGY -- 0.2%
                                            Oil & Gas Storage &
                                            Transportation -- 0.2%
       130,000       7.62         B+/Ba2    NuStar Logistics LP, Floating Rate
                                            Note, 1/15/43                         $       3,575,000
                                                                                  -----------------
                                            Total Energy                          $       3,575,000
---------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.7%
                                            Other Diversified Financial
                                            Services -- 0.4%
       358,975       8.12        CCC+/B3    GMAC Capital Trust I, Floating Rate
                                            Note, 2/15/40                         $       9,832,325
---------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.3%
         6,450                   CCC+/B3    Ally Financial, Inc., 7.0%
                                            (Perpetual) (144A)                    $       6,365,546
                                                                                  -----------------
                                            Total Diversified Financials          $      16,197,871
---------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.2%
                                            Reinsurance -- 0.2%
     4,500,000       0.00          NR/NR    Altair Re, Floating Rate Note,
                                            4/30/16 (Cat Bond)                    $       4,521,600
                                                                                  -----------------
                                            Total Insurance                       $       4,521,600
---------------------------------------------------------------------------------------------------
                                            UTILITIES -- 0.3%
                                            Electric Utilities -- 0.3%
       214,000                   BB+/Ba1    PPL Capital Funding, Inc., 5.9%,
                                            4/30/73                               $       5,615,360
                                                                                  -----------------
                                            Total Utilities                       $       5,615,360
---------------------------------------------------------------------------------------------------
                                            TOTAL PREFERRED STOCKS
                                            (Cost $28,027,566)                    $      29,909,831
---------------------------------------------------------------------------------------------------
                                            CONVERTIBLE PREFERRED
                                            STOCKS -- 2.6%
                                            ENERGY -- 0.4%
                                            Oil & Gas Exploration &
                                            Production -- 0.4%
        59,180                     NR/NR    PetroQuest Energy, Inc., 6.875%
                                            (Perpetual)                           $       1,896,719
        33,162                    CCC/NR    SandRidge Energy, Inc., 7.0%
                                            (Perpetual)                                   2,831,799
        46,800                     NR/NR    SandRidge Energy, Inc., 8.5%
                                            (Perpetual)                                   4,516,200
                                                                                  -----------------
                                                                                  $       9,244,718
                                                                                  -----------------
                                            Total Energy                          $       9,244,718
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.6%
                                            Electrical Components &
                                            Equipment -- 0.6%
        68,400                     NR/NR    General Cable Corp., 5.75%,
                                            11/24/13                              $      11,805,416
                                                                                  -----------------
                                            Total Capital Goods                   $      11,805,416
---------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 0.1%
                                            Tires & Rubber -- 0.1%
        56,100                     NR/NR    The Goodyear Tire & Rubber Co.,
                                            5.875%, 4/1/14                        $       2,444,838
                                                                                  -----------------
                                            Total Automobiles & Components        $       2,444,838
---------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES &
                                            APPAREL -- 0.5%
                                            Home Furnishings -- 0.5%
       143,000                              Sealy Corp., 8.0%, 7/15/16 (PIK)      $      11,332,750
                                                                                  -----------------
                                            Total Consumer Durables & Apparel     $      11,332,750
---------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT &
                                            SERVICES -- 1.0%
                                            Health Care Supplies -- 1.0%
        89,308                    CCC/NR    Alere, Inc., 3.0%, 12/31/99
                                            (Perpetual)                           $      21,825,536
                                                                                  -----------------
                                            Total Health Care Equipment
                                            & Services                            $      21,825,536
---------------------------------------------------------------------------------------------------
                                            TOTAL CONVERTIBLE
                                            PREFERRED STOCKS
                                            (Cost $49,485,120)                    $      56,653,258
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------
                                            COMMON STOCKS -- 12.5%
                                            ENERGY -- 0.6%
                                            Oil & Gas Drilling -- 0.1%
       355,537                              Hercules Offshore, Inc.*              $       2,620,308
        14,966                              Transocean, Ltd.*                               770,300
                                                                                  -----------------
                                                                                  $       3,390,608
---------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration &
                                            Production -- 0.2%
       147,800                              Marathon Oil Corp.                    $       4,828,626
---------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining &
                                            Marketing -- 0.3%
        73,900                              Marathon Petroleum Corp.*             $       5,790,804
                                                                                  -----------------
                                            Total Energy                          $      14,010,038
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 23

---------------------------------------------------------------------------------------------------
                 Floating    S&P/Moody's
Shares           Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            MATERIALS -- 2.2%
                                            Commodity Chemicals -- 1.2%
       186,606                              Axiall Corp.                          $       9,787,485
       258,219                              LyondellBasell Industries NV                 15,673,893
                                                                                  -----------------
                                                                                  $      25,461,378
---------------------------------------------------------------------------------------------------
                                            Metal & Glass Containers -- 0.2%
       124,599                              Owens-Illinois, Inc.*                 $       3,274,462
---------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- 0.8%
     4,128,459                              Blaze Recycling & Metals LLC* (e)     $         454,130
       483,460                              Freeport-McMoRan Copper & Gold, Inc.         14,711,688
     2,600,200                              Polymet Mining Corp.*                         2,938,226
                                                                                  -----------------
                                                                                  $      18,104,044
                                                                                  -----------------
                                            Total Materials                       $      46,839,884
---------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 3.2%
                                            Aerospace & Defense -- 1.4%
       155,857                              B/E Aerospace, Inc.*                  $       9,778,468
       329,682                              DigitalGlobe, Inc.*                           9,623,418
       151,275                              Exelis, Inc.                                  1,689,742
       496,600                              Orbital Sciences Corp.*                       8,948,732
                                                                                  -----------------
                                                                                  $      30,040,360
---------------------------------------------------------------------------------------------------
                                            Electrical Components &
                                            Equipment -- 0.6%
        16,869                              Eaton Corp Plc                        $       1,035,925
       321,400                              General Cable Corp.*                         11,081,872
                                                                                  -----------------
                                                                                  $      12,117,797
---------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery
                                            & Heavy Trucks -- 0.5%
       565,602                              Commercial Vehicle Group, Inc.*       $       3,964,870
       109,200                              Joy Global, Inc.                              6,171,984
                                                                                  -----------------
                                                                                  $      10,136,854
---------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 0.7%
       107,922                              ESCO Technologies, Inc.               $       3,881,954
        75,637                              ITT Corp.                                     2,087,581
       144,669                              Kennametal, Inc.                              5,785,313
       151,275                              Xylem, Inc.                                   4,197,881
                                                                                  -----------------
                                                                                  $      15,952,729
                                                                                  -----------------
                                            Total Capital Goods                   $      68,247,740
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------
                 Floating    S&P/Moody's
Shares           Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.3%
                                            Marine -- 0.3%
     4,099,666                              Horizon Lines, Inc.*                  $       5,739,532
                                                                                  -----------------
                                            Total Transportation                  $       5,739,532
---------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 0.4%
                                            Restaurants -- 0.4%
       143,207                              Starbucks Corp.                       $       8,712,714
                                                                                  -----------------
                                            Total Consumer Services               $       8,712,714
---------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 0.1%
                                            Tobacco -- 0.1%
       442,871                              Alliance One International, Inc.*     $       1,660,766
                                                                                  -----------------
                                            Total Food, Beverage & Tobacco        $       1,660,766
---------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT &
                                            SERVICES -- 0.8%
                                            Health Care Supplies -- 0.1%
        70,500                              Alere, Inc.*                          $       1,810,440
---------------------------------------------------------------------------------------------------
                                            Managed Health Care -- 0.7%
       203,280                              Aetna, Inc.                           $      11,676,403
        67,800                              Cigna Corp.                                   4,486,326
                                                                                  -----------------
                                                                                  $      16,162,729
                                                                                  -----------------
                                            Total Health Care Equipment
                                            & Services                            $      17,973,169
---------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS,
                                            BIOTECHNOLOGY & LIFE
                                            SCIENCES -- 1.7%
                                            Life Sciences Tools &
                                            Services -- 1.7%
        58,117                              Bio-Rad Laboratories, Inc.*           $       6,959,511
       239,862                              Thermo Fisher Scientific, Inc.               19,352,066
       118,592                              Waters Corp.*                                10,957,901
                                                                                  -----------------
                                                                                  $      37,269,478
                                                                                  -----------------
                                            Total Pharmaceuticals,
                                            Biotechnology & Life Sciences         $      37,269,478
---------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.3%
                                            Other Diversified Financial
                                            Services -- 0.2%
        33,500                              Lorenz Re*                            $       3,350,000
---------------------------------------------------------------------------------------------------
                                            Asset Management & Custody
                                            Banks -- 0.1%
        73,836                              Legg Mason, Inc.                      $       2,352,415
                                                                                  -----------------
                                            Total Diversified Financials          $       5,702,415
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 25

---------------------------------------------------------------------------------------------------
                 Floating    S&P/Moody's
Shares           Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 1.1%
                                            Real Estate Operating
                                            Companies -- 1.1%
     1,218,696                              Forest City Enterprises, Inc.*        $      22,753,054
                                                                                  -----------------
                                            Total Real Estate                     $      22,753,054
---------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE &
                                            EQUIPMENT -- 1.6%
                                            Computer Storage &
                                            Peripherals -- 0.1%
        47,900                              EMC Corp.*                            $       1,074,397
       766,603                              OCZ Technology Group, Inc.*                   1,004,250
                                                                                  -----------------
                                                                                  $       2,078,647
---------------------------------------------------------------------------------------------------
                                            Electronic Equipment
                                            Manufacturers -- 0.5%
       257,584                              Itron, Inc.*                          $      10,213,206
---------------------------------------------------------------------------------------------------
                                            Electronic Manufacturing
                                            Services -- 0.4%
       225,900                              TE Connectivity, Ltd.                 $       9,837,945
---------------------------------------------------------------------------------------------------
                                            Technology Distributors -- 0.6%
       142,843                              Arrow Electronics, Inc.*              $       5,603,731
       417,700                              Ingram Micro, Inc.*                           7,439,237
                                                                                  -----------------
                                                                                  $      13,042,968
                                                                                  -----------------
                                            Total Technology Hardware
                                            & Equipment                           $      35,172,766
---------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION
                                            SERVICES -- 0.2%
                                            Integrated Telecommunication
                                            Services -- 0.2%
       585,800                              Windstream Corp.                      $       4,991,016
                                                                                  -----------------
                                            Total Telecommunication Services      $       4,991,016
---------------------------------------------------------------------------------------------------
                                            TOTAL COMMON STOCKS
                                            (Cost $208,161,959)                   $     269,072,572
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Principal
Amount ($)
---------------------------------------------------------------------------------------------------
                                            COLLATERALIZED MORTGAGE
                                            OBLIGATIONS -- 0.1%
                                            BANKS -- 0.1%
                                            Thrifts & Mortgage Finance -- 0.1%
     1,900,000                     NR/NR    Extended Stay America Trust 2013-ESH
                                            MZ, 7.625%, 12/5/19 (144A)            $       2,047,516
       400,000       5.58          BB/NR    Springleaf Mortgage Loan Trust,
                                            Floating Rate Note, 6/25/58 (144A)              402,600
                                                                                  -----------------
                                                                                  $       2,450,116
                                                                                  -----------------
                                            Total Banks                           $       2,450,116
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            TOTAL COLLATERALIZED
                                            MORTGAGE OBLIGATIONS
                                            (Cost $2,386,674)                     $       2,450,116
---------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 55.0%
                                            ENERGY -- 13.2%
                                            Oil & Gas Drilling -- 1.2%
     4,000,000                     B-/B3    Offshore Group Investment, Ltd.,
                                            7.125%, 4/1/23 (144A)                 $       4,160,000
     5,500,000                     B-/B3    Offshore Group Investment, Ltd.,
                                            7.5%, 11/1/19 (144A)                          5,926,250
     6,830,000                     B+/B2    Pioneer Energy Services Corp.,
                                            9.875%, 3/15/18                               7,504,462
     4,985,000                      B/B1    Shelf Drilling Holdings, Ltd., 8.625%,
                                            11/1/18 (144A)                                5,333,950
     3,425,000                    BB-/B2    Unit Corp., 6.625%, 5/15/21                   3,664,750
                                                                                  -----------------
                                                                                  $      26,589,412
---------------------------------------------------------------------------------------------------
                                            Oil & Gas Equipment &
                                            Services -- 1.4%
     3,248,000                     B+/B1    American Petroleum Tankers
                                            Parent LLC, 10.25%, 5/1/15            $       3,331,246
     9,355,000                     B+/B2    Basic Energy Services, Inc., 7.75%,
                                            10/15/22                                      9,846,138
     4,245,000                    BB/Ba3    Bristow Group, Inc., 6.25%, 10/15/22          4,627,050
     1,725,000                    BB/Ba3    Exterran Holdings, Inc., 7.25%,
                                            12/1/18                                       1,860,844
     2,750,000                     B-/B2    Exterran Partners LP, 6.0%,
                                            4/1/21 (144A)                                 2,805,000
        54,000                     NR/NR    Green Field Energy Services, Inc.,
                                            13.25%, 11/15/16 (144A)                         55,620
     2,275,000                  CCC/Caa2    Green Field Energy Services, Inc.,
                                            13.25%, 11/15/16 (144A)                       2,343,250
     1,100,000                    BB-/B1    Key Energy Services, Inc., 6.75%,
                                            3/1/21                                        1,149,500
     2,955,000                      B/B3    Seitel, Inc., 9.5%, 4/15/19 (144A)            3,080,588
                                                                                  -----------------
                                                                                  $      29,099,236
---------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration &
                                            Production -- 9.2%
     3,360,000                     B+/NR    Antero Resources Finance Corp.,
                                            6.0%, 12/1/20                         $       3,553,200
     2,150,000                     B-/B3    Carrizo Oil & Gas, Inc., 7.5%, 9/15/20        2,332,750
    10,736,000                     B-/B3    Carrizo Oil & Gas, Inc., 8.625%,
                                            10/15/18                                     11,890,120
     3,310,000                     B-/B3    Chaparral Energy, Inc., 8.25%, 9/1/21         3,740,300
     8,435,000                   BB-/Ba3    Chesapeake Energy Corp., 5.375%,
                                            6/15/21                                       8,793,488

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 27

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration &
                                            Production -- (continued)
     3,110,000                   BB+/Ba1    Cimarex Energy Co., 5.875%, 5/1/22    $       3,389,900
     4,682,000                     B-/B3    Comstock Resources, Inc., 7.75%,
                                            4/1/19                                        5,009,740
     2,925,000                    BB+/B1    Concho Resources, Inc., 6.5%, 1/15/22         3,246,750
     5,520,000                     BB/B1    Denbury Resources, Inc., 4.625%,
                                            7/15/23                                       5,575,200
    13,000,000                      B/B2    EP Energy LLC, 9.375%, 5/1/20                15,145,000
     2,120,000                      B/B3    EPE Holdings LLC, 8.125%,
                                            12/15/17 (144A) (PIK)                         2,257,800
     5,205,000                   B-/Caa1    EPL Oil & Gas, Inc., 8.25%, 2/15/18
                                            (144A)                                        5,595,375
     2,775,000                  CCC/Caa1    Goodrich Petroleum Corp., 8.875%,
                                            3/15/19                                       2,913,750
     7,615,000                   CCC+/B3    Gulfport Energy Corp., 7.75%,
                                            11/1/20 (144A)                                8,205,162
     7,255,000                 CCC+/Caa1    Halcon Resources Corp., 8.875%,
                                            5/15/21 (144A)                                7,780,988
     1,400,000                     B-/B3    Kodiak Oil & Gas Corp., 5.5%,
                                            1/15/21 (144A)                                1,477,000
     5,200,000                     B-/B3    Kodiak Oil & Gas Corp., 8.125%,
                                            12/1/19                                       5,915,000
    19,735,000                      B/B2    Linn Energy LLC, 6.25%, 11/1/19
                                            (144A)                                       20,623,075
     4,155,000                   B-/Caa1    Midstates Petroleum Co, Inc., 10.75%,
                                            10/1/20 (144A)                                4,570,500
     2,820,000                      B/B3    Oasis Petroleum, Inc., 6.5%, 11/1/21          3,102,000
     4,960,000                     B-/B3    PDC Energy, Inc., 7.75%, 10/15/22
                                            (144A)                                        5,418,800
     5,845,000                   B-/Caa1    Penn Virginia Corp., 7.25%, 4/15/19           5,757,325
     4,295,000                   B-/Caa1    Penn Virginia Corp., 8.5%, 5/1/20
                                            (144A)                                        4,316,475
     3,020,000                 CCC+/Caa1    PetroBakken Energy, Ltd., 8.625%,
                                            2/1/20 (144A)                                 3,110,600
     1,245,000                  CCC/Caa1    Quicksilver Resources, Inc., 7.125%,
                                            4/1/16                                        1,182,750
    10,528,000                   CCC+/B3    Quicksilver Resources, Inc., 8.25%,
                                            8/1/15                                       10,791,200
     5,000,000                    BB/Ba3    Range Resources Corp., 5.0%,
                                            3/15/23 (144A)                                5,325,000
     3,430,000                     B-/B3    Samson Investment Co., 9.75%,
                                            2/15/20 (144A)                                3,644,375
     3,085,000                     BB/B1    SM Energy Co., 6.5%, 11/15/21                 3,393,500
       650,000                     BB/B1    SM Energy Co., 6.625%, 2/15/19                  699,562
     3,945,000                     B-/B3    Stone Energy Corp., 7.5%, 11/15/22            4,319,775

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration &
                                            Production -- (continued)
    18,820,000                     B+/B3    Swift Energy Co., 7.875%, 3/1/22      $      19,619,850
     3,000,000                 CCC+/Caa1    Talos Production LLC, 9.75%,
                                            2/15/18 (144A)                                2,955,000
     3,300,000                      B/B3    Vanguard Natural Resources LLC,
                                            7.875%, 4/1/20                                3,580,500
                                                                                  -----------------
                                                                                  $     199,231,810
---------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining &
                                            Marketing -- 0.3%
     5,445,000                   BB+/Ba1    Tesoro Corp., 5.375%, 10/1/22         $       5,798,925
---------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage &
                                            Transportation -- 0.7%
     3,500,000       7.00      BBB-/Baa2    Enterprise Products Operating LLC,
                                            Floating Rate Note, 6/1/67            $       3,780,000
    11,160,000                   BB+/Ba3    Sabine Pass Liquefaction LLC,
                                            5.625%, 2/1/21 (144A)                        11,550,600
                                                                                  -----------------
                                                                                  $      15,330,600
---------------------------------------------------------------------------------------------------
                                            Coal & Consumable Fuels -- 0.4%
       795,000                     B+/B2    Alpha Natural Resources, Inc.,
                                            6.0%, 6/1/19                          $         743,325
     4,170,000                   CCC+/B3    James River Coal Co., 7.875%, 4/1/19          1,730,550
     2,927,000                      B/B3    Murray Energy Corp., 10.25%,
                                            10/15/15 (144A)                               2,985,540
     3,000,000                    BB-/B1    SunCoke Energy Partners LP, 7.375%,
                                            2/1/20 (144A)                                 3,202,500
                                                                                  -----------------
                                                                                  $       8,661,915
                                                                                  -----------------
                                            Total Energy                          $     284,711,898
---------------------------------------------------------------------------------------------------
                                            MATERIALS -- 5.9%
                                            Commodity Chemicals -- 1.1%
     1,705,000                     B-/NR    Hexion US Finance Corp., 6.625%,
                                            4/15/20 (144A)                        $       1,777,462
     2,756,000                   CCC+/B3    Hexion US Finance Corp., 8.875%,
                                            2/1/18                                        2,921,360
     4,445,000                   CCC+/NR    Hexion US Finance Corp., 9.0%,
                                            11/15/20                                      4,622,800
     9,355,000                 BBB-/Baa3    LyondellBasell Industries NV, 5.0%,
                                            4/15/19                                      10,660,846
     2,625,000                    BB-/B1    Rain CII Carbon LLC, 8.0%,
                                            12/1/18 (144A)                                2,802,188
     1,110,000                   B-/Caa1    US Coatings Acquisition, Inc., 7.375%,
                                            5/1/21 (144A)                                 1,184,925
                                                                                  -----------------
                                                                                  $      23,969,581
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 29

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            Diversified Chemicals -- 0.8%
     1,500,000                    BB/Ba3    Eagle Spinco, Inc., 4.625%,
                                            2/15/21 (144A)                        $       1,575,000
     6,635,000                    BB-/B1    Ineos Finance Plc, 9.0%, 5/15/15
                                            (144A)                                        6,950,162
     8,858,000                   B-/Caa1    INEOS Group Holdings SA, 8.5%,
                                            2/15/16 (144A)                                9,001,942
                                                                                  -----------------
                                                                                  $      17,527,104
---------------------------------------------------------------------------------------------------
                                            Specialty Chemicals -- 0.2%
     5,095,000                    BB-/B2    Tronox Finance LLC, 6.375%,
                                            8/15/20 (144A)                        $       5,082,262
---------------------------------------------------------------------------------------------------
                                            Construction Materials -- 0.2%
     3,300,000                   B-/Caa2    Texas Industries, Inc., 9.25%,
                                            8/15/20                               $       3,675,375
---------------------------------------------------------------------------------------------------
                                            Metal & Glass Containers -- 1.1%
     5,300,000                   CCC+/B3    Ardagh Packaging Finance Plc, 7.0%,
                                            11/15/20 (144A)                       $       5,604,750
     1,000,000                    B+/Ba3    Ardagh Packaging Finance Plc,
                                            7.375%, 10/15/17 (144A)                       1,101,250
     1,900,000                    B+/Ba3    Ardagh Packaging Finance Plc,
                                            7.375%, 10/15/17 (144A)                       2,094,750
    13,120,000                   BB-/Ba3    Crown Cork & Seal Co., Inc.,
                                            7.375%, 12/15/26                             14,956,800
                                                                                  -----------------
                                                                                  $      23,757,550
---------------------------------------------------------------------------------------------------
                                            Paper Packaging -- 0.1%
     2,915,000                      B/B3    Packaging Dynamics Corp., 8.75%,
                                            2/1/16 (144A)                         $       3,053,462
---------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- 0.4%
     8,775,000                  CCC/Caa2    Midwest Vanadium Pty, Ltd., 11.5%,
                                            2/15/18 (144A)                        $       5,703,750
     1,595,000                    B/Caa1    Prince Mineral Holding Corp., 11.5%,
                                            12/15/19 (144A)                               1,778,425
                                                                                  -----------------
                                                                                  $       7,482,175
---------------------------------------------------------------------------------------------------
                                            Gold -- 0.3%
     6,445,000                    BB-/B1    IAMGOLD Corp., 6.75%,
                                            10/1/20 (144A)                        $       6,090,525
---------------------------------------------------------------------------------------------------
                                            Steel -- 0.9%
     2,615,000                     B+/B3    APERAM, 7.375%, 4/1/16 (144A)         $       2,641,150
     2,800,000                    B/Caa1    Atkore International, Inc., 9.875%,
                                            1/1/18                                        3,083,500
    12,145,000                  CCC/Caa2    Essar Steel Algoma, Inc., 9.875%,
                                            6/15/15 (144A)                                9,594,550
     3,280,000                      B/B3    JMC Steel Group, Inc., 8.25%,
                                            3/15/18 (144A)                                3,431,700
                                                                                  -----------------
                                                                                  $      18,750,900
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            Forest Products -- 0.4%
     7,810,000                     B-/B3    Millar Western Forest Products, Ltd.,
                                            8.5%, 4/1/21                          $       7,888,100
---------------------------------------------------------------------------------------------------
                                            Paper Products -- 0.4%
     2,050,000                    BB/Ba2    Clearwater Paper Corp., 4.5%,
                                            2/1/23 (144A)                         $       2,039,750
     7,520,000                   BB-/Ba3    Resolute Forest Products, Inc.,
                                            5.875%, 5/15/23 (144A)                        7,426,000
                                                                                  -----------------
                                                                                  $       9,465,750
                                                                                  -----------------
                                            Total Materials                       $     126,742,784
---------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 3.7%
                                            Aerospace & Defense -- 0.6%
     3,170,000                    BB/Ba2    Bombardier, Inc., 6.125%,
                                            1/15/23 (144A)                        $       3,427,562
     3,095,000                     BB/B1    DigitalGlobe, Inc., 5.25%,
                                            2/1/21 (144A)                                 3,125,950
     3,953,000                     B-/B2    DynCorp International, Inc.,
                                            10.375%, 7/1/17                               3,903,588
     2,050,000                CCC+/Caa1     Silver II Borrower, 7.75%,
                                            12/15/20 (144A)                               2,198,625
                                                                                  -----------------
                                                                                  $      12,655,725
---------------------------------------------------------------------------------------------------
                                            Building Products -- 0.1%
     1,750,000                    BB-/B2    Gibraltar Industries, Inc., 6.25%,
                                            2/1/21 (144A)                         $       1,876,875
---------------------------------------------------------------------------------------------------
                                            Construction & Engineering -- 0.4%
     3,000,000                   BB-/Ba3    Dycom Investments, Inc., 7.125%,
                                            1/15/21                               $       3,240,000
     7,350,000                   CC/Caa3    New Enterprise Stone & Lime Co.,
                                            Inc., 11.0%, 9/1/18                           4,869,375
                                                                                  -----------------
                                                                                  $       8,109,375
---------------------------------------------------------------------------------------------------
                                            Electrical Components &
                                            Equipment -- 0.1%
     2,079,000                      B/B3    Coleman Cable, Inc., 9.0%, 2/15/18    $       2,250,518
---------------------------------------------------------------------------------------------------
                                            Industrial Conglomerates -- 0.4%
     4,030,000                     B+/B2    JB Poindexter & Co., Inc., 9.0%,
                                            4/1/22 (144A)                         $       4,236,538
     4,025,000                   CCC+/B3    Park-Ohio Industries, Inc., 8.125%,
                                            4/1/21                                        4,437,562
                                                                                  -----------------
                                                                                  $       8,674,100
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 31

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery &
                                            Heavy Trucks -- 0.6%
     9,525,000                   CCC+/B3    Navistar International Corp., 8.25%,
                                            11/1/21                               $       9,917,906
     2,600,000                     B+/B3    Terex Corp., 6.0%, 5/15/21                    2,795,000
                                                                                  -----------------
                                                                                  $      12,712,906
---------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 0.7%
     2,750,000                     B-/B3    BC Mountain LLC, 7.0%,
                                            2/1/21 (144A)                         $       2,956,250
     2,400,000                    B/Caa2    Liberty Tire Recycling, 11.0%,
                                            10/1/16 (144A)                                2,460,000
     7,076,000                 CCC+/Caa2    Mueller Water Products, Inc.,
                                            7.375%, 6/1/17                                7,270,590
     2,660,000                      B/B3    Xerium Technologies, Inc., 8.875%,
                                            6/15/18                                       2,719,850
                                                                                  -----------------
                                                                                  $      15,406,690
---------------------------------------------------------------------------------------------------
                                            Trading Companies &
                                            Distributors -- 0.8%
     1,400,000                   BB+/Ba3    Aircastle, Ltd., 7.625%, 4/15/20      $       1,652,000
     4,725,000                    BB+/NR    Aviation Capital Group Corp.,
                                            6.75%, 4/6/21 (144A)                          5,275,420
     2,590,000                      B/B2    Avis Budget Car Rental LLC, 5.5%,
                                            4/1/23 (144A)                                 2,670,938
     7,200,000                    BB/Ba3    Rexel SA, 5.25%, 6/15/20 (144A)               7,596,000
                                                                                  -----------------
                                                                                  $      17,194,358
                                                                                  -----------------
                                            Total Capital Goods                   $      78,880,547
---------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES &
                                            SUPPLIES -- 0.3%
                                            Diversified Support Services -- 0.3%
     5,855,000                   B-/Caa1    ADS Tactical, Inc., 11.0%,
                                            4/1/18 (144A)                         $       5,825,725
                                                                                  -----------------
                                            Total Commercial Services & Supplies  $       5,825,725
---------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.7%
                                            Air Freight & Logistics -- 0.5%
    10,175,000                              D/C CEVA Group Plc, 11.5%,
                                            4/1/18 (144A)                         $       6,613,750
     3,205,000                    C/Caa2    CEVA Group Plc, 11.625%,
                                            10/1/16 (144A)                                3,313,169
                                                                                  -----------------
                                                                                  $       9,926,919
---------------------------------------------------------------------------------------------------
                                            Trucking -- 0.2%
     4,540,000                      B/B3    Syncreon Global Ireland, Ltd., 9.5%,
                                            5/1/18 (144A)                         $       4,835,100
                                                                                  -----------------
                                            Total Transportation                  $      14,762,019
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            AUTOMOBILES &
                                            COMPONENTS -- 1.0%
                                            Auto Parts & Equipment -- 0.3%
     1,000,000                    BB/Ba2    Lear Corp., 4.75%, 1/15/23 (144A)     $       1,002,500
     4,140,000                     B+/B2    Pittsburgh Glass Works LLC, 8.5%,
                                            4/15/16 (144A)                                4,264,200
                                                                                  -----------------
                                                                                  $       5,266,700
---------------------------------------------------------------------------------------------------
                                            Tires & Rubber -- 0.1%
     2,765,000                     B+/B1    The Goodyear Tire & Rubber Co.,
                                            7.0%, 5/15/22                         $       2,989,656
---------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers -- 0.6%
     3,000,000                      B/B1    Chrysler Group LLC, 8.0%, 6/15/19     $       3,360,000
     7,905,000                      B/B1    Chrysler Group LLC, 8.25%, 6/15/21            9,070,988
                                                                                  -----------------
                                                                                  $      12,430,988
                                                                                  -----------------
                                            Total Automobiles & Components        $      20,687,344
---------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES &
                                            APPAREL -- 3.3%
                                            Homebuilding -- 1.3%
    11,595,000                  CCC/Caa2    Beazer Homes USA, Inc., 9.125%,
                                            6/15/18                               $      12,725,512
     2,100,000                    BB-/B2    Brookfield Residential Properties,
                                            Inc., 6.5%, 12/15/20 (144A)                   2,260,125
     2,735,000                      B/B2    KB Home, 8.0%, 3/15/20                        3,220,462
     6,320,000                   BB-/Ba3    Lennar Corp., 4.75%, 11/15/22
                                            (144A)                                        6,367,400
     3,660,000                     B+/B1    Meritage Homes Corp., 7.0%, 4/1/22            4,126,650
                                                                                  -----------------
                                                                                  $      28,700,149
---------------------------------------------------------------------------------------------------
                                            Housewares & Specialties -- 2.0%
     6,700,000                 CCC+/Caa2    Reynolds Group Issuer, Inc.,
                                            8.25%, 2/15/21                        $       7,110,375
     7,495,000                 CCC+/Caa2    Reynolds Group Issuer, Inc.,
                                            8.5%, 5/15/18                                 7,982,175
     5,675,000                 CCC+/Caa2    Reynolds Group Issuer, Inc.,
                                            9.875%, 8/15/19                               6,370,188
    13,375,000                   CCC+/B3    Yankee Candle Co., Inc., 9.75%,
                                            2/15/17                                      13,859,978
     6,815,000                 CCC+/Caa1    YCC Holdings LLC, 10.25%,
                                            2/15/16 (PIK)                                 7,036,556
                                                                                  -----------------
                                                                                  $      42,359,272
                                                                                  -----------------
                                            Total Consumer Durables & Apparel     $      71,059,421
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 33

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            CONSUMER SERVICES -- 1.0%
                                            Casinos & Gaming -- 0.5%
    33,735,000                     NR/WR    Mashantucket Western Pequot Tribe,
                                            8.5%, 11/15/15 (144A) (d)             $       2,361,450
     3,000,000                     B+/B3    MGM Resorts International, 6.75%,
                                            10/1/20 (144A)                                3,292,500
     3,718,000                    BB-/B1    Scientific Games International, Inc.,
                                            9.25%, 6/15/19                                4,099,095
                                                                                  -----------------
                                                                                  $       9,753,045
---------------------------------------------------------------------------------------------------
                                            Hotels, Resorts & Cruise Lines -- 0.2%
     4,290,000                     B+/B3    Viking Cruises, Ltd., 8.5%,
                                            10/15/22 (144A)                       $       4,794,075
---------------------------------------------------------------------------------------------------
                                            Restaurants -- 0.2%
     4,090,000                   B-/Caa1    Burger King Capital Holdings LLC,
                                            0.0%, 4/15/19 (Step) (144A) (b)       $       3,563,412
---------------------------------------------------------------------------------------------------
                                            Education Services -- 0.1%
     3,695,000                 CCC-/Caa1    Cambium Learning Group, Inc.,
                                            9.75%, 2/15/17                        $       3,039,138
                                                                                  -----------------
                                            Total Consumer Services               $      21,149,670
---------------------------------------------------------------------------------------------------
                                            MEDIA -- 3.1%
                                            Advertising -- 0.2%
     3,555,000                     B-/B3    MDC Partners, Inc., 6.75%,
                                            4/1/20 (144A)                         $       3,697,200
---------------------------------------------------------------------------------------------------
                                            Broadcasting -- 2.1%
     9,250,000                    BB-/B1    CCO Holdings LLC, 6.5%, 4/30/21       $      10,036,250
     3,900,000                 CCC+/Caa2    Intelsat Luxembourg SA, 7.75%,
                                            6/1/21 (144A)                                 4,114,500
     8,875,000                     B+/B2    Quebecor Media, Inc., 5.75%,
                                            1/15/23 (144A)                                9,252,188
     4,665,000                     B-/B3    Telesat Canada, 12.5%, 11/1/17                4,962,394
    14,880,000                     B+/B2    Univision Communications, Inc.,
                                            6.875%, 5/15/19 (144A)                       16,256,400
                                                                                  -----------------
                                                                                  $      44,621,732
---------------------------------------------------------------------------------------------------
                                            Movies & Entertainment -- 0.4%
     5,300,000                      B/B3    Live Nation Entertainment, Inc.,
                                            7.0%, 9/1/20 (144A)                   $       5,770,375
     2,515,000                     B-/B3    Regal Entertainment Group,
                                            5.75%, 2/1/25                                 2,533,862
                                                                                  -----------------
                                                                                  $       8,304,237
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------
 Principal       Floating    S&P/Moody's
 Amount ($)      Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            Publishing -- 0.4%
     7,255,000                     B-/B3    Interactive Data Corp., 10.25%,
                                            8/1/18                                $       8,252,562
     1,675,000                     B-/B3    MPL 2 Acquisition Canco, Inc.,
                                            9.875%, 8/15/18 (144A)                        1,704,312
                                                                                  -----------------
                                                                                  $       9,956,874
                                                                                  -----------------
                                            Total Media                           $      66,580,043
---------------------------------------------------------------------------------------------------
                                            RETAILING -- 0.3%
                                            Apparel Retail -- 0.2%
     3,850,000                      B/B3    Brown Shoe Co., Inc., 7.125%,
                                            5/15/19                               $       4,114,688
---------------------------------------------------------------------------------------------------
                                            Specialty Stores -- 0.1%
     3,015,000                   BB-/Ba3    CST Brands, Inc., 5.0%,
                                            5/1/23 (144A)                         $       3,094,144
                                                                                  -----------------
                                            Total Retailing                       $       7,208,832
---------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 1.5%
                                            Distillers & Vintners -- 0.4%
     4,100,000                   BB+/Ba1    Constellation Brands, Inc., 3.75%,
                                            5/1/21                                $       4,100,000
     5,050,000                   BB+/Ba1    Constellation Brands, Inc., 4.25%,
                                            5/1/23                                        5,050,000
                                                                                  -----------------
                                                                                  $       9,150,000
---------------------------------------------------------------------------------------------------
                                            Packaged Foods & Meats -- 0.4%
     2,745,000                      B/B1    Chiquita Brands International, Inc.,
                                            7.875%, 2/1/21 (144A)                 $       2,944,012
     2,695,000                    B/Caa1    Pilgrim's Pride Corp., 7.875%,
                                            12/15/18                                      2,924,075
     1,550,000                     B+/B1    Post Holdings, Inc., 7.375%, 2/15/22          1,720,500
                                                                                  -----------------
                                                                                  $       7,588,587
---------------------------------------------------------------------------------------------------
                                            Tobacco -- 0.7%
    13,655,000                     B-/B3    Alliance One International, Inc.,
                                            10.0%, 7/15/16                        $      14,500,244
                                                                                  -----------------
                                            Total Food, Beverage & Tobacco        $      31,238,831
---------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL
                                            PRODUCTS -- 0.3%
                                            Personal Products -- 0.3%
     2,400,000                 CCC+/Caa1    Monitronics International, Inc.,
                                            9.125%, 4/1/20                        $       2,604,000
     4,500,000                      B/B1    Revlon Consumer Products Corp.,
                                            5.75%, 2/15/21 (144A)                         4,635,000
                                                                                  -----------------
                                                                                  $       7,239,000
                                                                                  -----------------
                                            Total Household & Personal Products   $       7,239,000
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 35

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT &
                                            SERVICES -- 2.9%
                                            Health Care Equipment -- 0.2%
     3,875,000                 CCC+/Caa2    Accellent, Inc., 10.0%, 11/1/17       $       3,690,938
     1,000,000                     B+/B1    Accellent, Inc., 8.375%, 2/1/17               1,065,000
                                                                                  -----------------
                                                                                  $       4,755,938
---------------------------------------------------------------------------------------------------
                                            Health Care Services -- 1.1%
     3,429,000                 CCC+/Caa2    Gentiva Health Services, Inc.,
                                            11.5%, 9/1/18                         $       3,566,160
     4,435,000                 CCC+/Caa1    Surgical Care Affiliates, Inc., 10.0%,
                                            7/15/17 (144A)                                4,623,488
    16,647,387                   CCC+/B3    Surgical Care Affiliates, Inc., 8.875%,
                                            7/15/15 (144A)                               16,855,479
                                                                                  -----------------
                                                                                  $      25,045,127
---------------------------------------------------------------------------------------------------
                                            Health Care Facilities -- 1.3%
     3,175,000                      BB/B1   Aviv Healthcare Properties LP,
                                            7.75%, 2/15/19                        $       3,476,625
    12,100,000                       B/B3   CHS, 8.0%, 11/15/19                          13,718,375
     5,700,000                      B-/B3   Kindred Healthcare, Inc., 8.25%,
                                            6/1/19                                        5,863,875
     4,000,000                      B-/B3   Vanguard Health Holding Co. II LLC,
                                            7.75%, 2/1/19                                 4,345,000
                                                                                  -----------------
                                                                                  $      27,403,875
---------------------------------------------------------------------------------------------------
                                            Health Care Technology -- 0.3%
     3,315,000                 CCC+/Caa1    Emdeon, Inc., 11.0%, 12/31/19         $       3,870,262
     1,900,000                     B-/B3    MedAssets, Inc., 8.0%, 11/15/18               2,094,750
                                                                                  -----------------
                                                                                  $       5,965,012
                                                                                  -----------------
                                            Total Health Care Equipment
                                            & Services                            $      63,169,952
---------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS,
                                            BIOTECHNOLOGY & LIFE
                                            SCIENCES -- 1.1%
                                            Biotechnology -- 0.5%
     9,859,000                    B/Caa2    Lantheus Medical Imaging, Inc.,
                                            9.75%, 5/15/17                        $       9,760,410
---------------------------------------------------------------------------------------------------
                                            Pharmaceuticals -- 0.6%
    12,340,000                    BB-/B1    Valeant Pharmaceuticals International,
                                            6.375%, 10/15/20 (144A)               $      13,666,550
---------------------------------------------------------------------------------------------------
                                            Life Sciences Tools & Services -- 0.0%
            55                    B/Caa1    Catalent Pharma Solutions, Inc.,
                                            9.5%, 4/15/15                         $              55
                                                                                  -----------------
                                            Total Pharmaceuticals,
                                            Biotechnology & Life Sciences         $      23,427,015
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 3.2%
                                            Other Diversified Financial
                                            Services -- 2.5%
     1,500,000       6.50         BB+/NR    Caelus Re II, Ltd., Floating Rate Note,
                                            5/24/13 (Cat Bond) (144A)             $       1,503,300
       675,000       0.00         BB-/NR    Caelus Re, Ltd., Floating Rate Note,
                                            3/7/16 (Cat Bond) (144A)                        677,160
     1,500,000       0.00          NR/NR    Caelus Re, Ltd., Floating Rate Note,
                                            4/7/17 (Cat Bond) (144A)                      1,505,850
     7,490,000       5.35          NR/B1    Citigroup, Inc., Floating Rate Note,
                                            4/29/49 (Perpetual)                           7,510,642
     1,400,000      10.25         BB-/NR    Compass Re, Ltd., Floating Rate
                                            Note, 1/8/15 (Cat Bond) (144A)                1,456,280
       400,000       9.00          BB/NR    East Lane Re V, Ltd., Floating Rate
                                            Note, 3/16/16 (Cat Bond) (144A)                 433,480
       500,000       7.35         BB-/NR    Embarcadero Reinsurance, Ltd.,
                                            Floating Rate Note, 2/13/15
                                            (Cat Bond) (144A)                               518,300
     1,200,000       8.35         BB-/NR    Ibis Re II, Ltd., Floating Rate Note,
                                            2/5/15 (Cat Bond) (144A)                      1,230,480
     1,500,000      13.50          B-/NR    Ibis Re II, Ltd., Floating Rate Note,
                                            2/5/15 (Cat Bond) (144A)                      1,509,750
     5,100,000       7.25          BB/NR    Lodestone Re, Ltd., Floating Rate
                                            Note, 1/8/14 (Cat Bond) (144A)                5,133,660
     1,000,000       8.25         BB-/NR    Lodestone Re, Ltd., Floating Rate
                                            Note, 5/17/13 (Cat Bond) (144A)               1,001,800
    12,630,000                     B+/B2    National Money Mart Co., 10.375%,
                                            12/15/16                                     13,593,038
     2,000,000       7.50         BB-/NR    Queen Street IV Capital, Ltd., Floating
                                            Rate Note, 4/9/15 (Cat Bond) (144A)           2,023,200
       900,000       8.50          B+/NR    Queen Street V Re, Ltd., Floating Rate
                                            Note, 4/9/15 (Cat Bond) (144A)                  924,930
     1,750,000       8.90          NR/NR    Residential Reinsurance 2011, Ltd.,
                                            Floating Rate Note, 12/6/15
                                            (Cat Bond) (144A)                             1,810,725
     2,000,000      13.25          NR/NR    Residential Reinsurance 2011, Ltd.,
                                            Floating Rate Note, 12/6/15
                                            (Cat Bond) (144A)                             2,056,000
     3,450,000      12.00          B-/NR    Residential Reinsurance 2011, Ltd.,
                                            Floating Rate Note, 6/6/15
                                            (Cat Bond) (144A)                             3,561,435
     2,300,000                     NR/NR    Sector Re V, Ltd., 12/1/17 (Cat Bond)         2,456,400
     3,300,000                     NR/NR    Sector Re V, Ltd., 3/1/18 (Cat
                                            Bond) (144A)                                  3,345,540
     1,000,000       0.00          B+/NR    Tar Heel Re, Ltd., Floating Rate Note,
                                            5/9/16 (Cat Bond) (144A)                      1,031,000
                                                                                  -----------------
                                                                                  $      53,282,970
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 37

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            Specialized Finance -- 0.5%
     2,250,000       5.25         BB+/NR    Kibou, Ltd., Floating Rate Note,
                                            2/16/15 (Cat Bond) (144A)             $       2,348,550
     3,675,000                     B+/B2    Nationstar Mortgage LLC, 6.5%,
                                            7/1/21 (144A)                                 3,854,156
     3,100,000                       B/B1   Oxford Finance LLC, 7.25%, 1/15/18
                                            (144A)                                        3,286,000
       850,000       0.00          NR/NR    Sanders Re, Ltd., Floating Rate Note,
                                            5/5/17 (Cat Bond) (144A)                        850,000
                                                                                  -----------------
                                                                                  $      10,338,706
---------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.2%
     3,990,000                     B+/B1    Jefferies Finance LLC, 7.375%,
                                            4/1/20 (144A)                         $       4,149,600
                                                                                  -----------------
                                            Total Diversified Financials          $      67,771,276
---------------------------------------------------------------------------------------------------
                                            INSURANCE -- 1.9%
                                            Insurance Brokers -- 0.2%
     4,900,000                  CCC/Caa2    Onex USI Acquisition Corp., 7.75%,
                                            1/15/21 (144A)                        $       5,047,000
---------------------------------------------------------------------------------------------------
                                            Life & Health Insurance -- 0.3%
     5,400,000                     B+/B1    Fidelity & Guaranty Life Holdings, Inc.,
                                            6.375%, 4/1/21 (144A)                 $       5,602,500
---------------------------------------------------------------------------------------------------
                                            Reinsurance -- 1.4%
       450,000       8.15         BB-/NR    Atlas Reinsurance VII, Ltd., Floating
                                            Rate Note, 1/7/16 (Cat Bond)
                                            (144A)                                $         461,340
       250,000       6.12         BB+/NR    Blue Danube, Ltd., Floating Rate
                                            Note, 4/10/15 (Cat Bond) (144A)                 260,875
     1,250,000      17.75          NR/NR    Combine Re, Ltd., Floating Rate
                                            Note, 1/7/15 (Cat Bond) (144A)                1,411,375
       700,000      10.00         NR/Ba2    Combine Re, Ltd., Floating Rate
                                            Note, 1/7/15 (Cat Bond) (144A)                  755,510
     1,500,000       5.00         BB+/NR    Foundation Re III, Ltd., Floating
                                            Rate Note, 2/25/15 (Cat Bond)                 1,549,650
     1,000,000       5.75          BB/NR    Foundation Re III, Ltd., Floating
                                            Rate Note, 2/3/14 (Cat Bond) (144A)           1,006,900
     2,500,000      12.00           B/NR    Mystic Re, Ltd., Floating Rate Note,
                                            3/12/15 (Cat Bond) (144A)                     2,668,500
       825,000       8.71          B+/NR    Mythen Re, Ltd. Series 2012-2
                                            Class A, Floating Rate Note, 1/5/17
                                            (Cat Bond) (144A)                               851,482
       675,000      11.94          B-/NR    Mythen Re, Ltd. Series 2012-2
                                            Class A, Floating Rate Note, 11/10/16
                                            (Cat Bond) (144A)                               662,648
     2,650,000      11.22          NR/B2    Mythen, Ltd., Floating Rate Note,
                                            5/7/15 (Cat Bond) (144A)                      2,878,695

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
       750,000      13.75          NR/NR    Pelican Re, Ltd., Floating Rate Note,
                                            4/13/15 (Cat Bond) (144A)             $         801,150
       250,000      10.35           B/NR    Queen Street VI Re, Ltd., Floating
                                            Rate Note, 4/9/15 (Cat Bond) (144A)             260,100
       800,000       8.60           B/NR    Queen Street VII Re, Ltd., Floating
                                            Rate Note, 4/8/16 (Cat Bond) (144A)             803,280
     2,100,000      12.75          NR/NR    Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 12/6/16
                                            (Cat Bond) (144A)                             2,177,280
       250,000       5.75          BB/NR    Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 12/6/16
                                            (Cat Bond) (144A)                               256,600
       950,000      19.00          NR/NR    Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 12/6/16
                                            (Cat Bond) (144A)                               989,425
     1,100,000      10.00         BB-/NR    Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 6/6/16
                                            (Cat Bond) (144A)                             1,210,990
       900,000       8.00          BB/NR    Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 6/6/16
                                            (Cat Bond) (144A)                               971,370
     1,750,000      22.00          NR/NR    Residential Reinsurance 2012, Ltd.,
                                            Floating Rate Note, 6/6/16
                                            (Cat Bond) (144A)                             1,834,175
     1,175,000      14.68          B-/NR    Successor X, Ltd. Class III-S3,
                                            Floating Rate Note, 1/7/14 (Cat
                                            Bond) (144A)                                  1,173,942
     4,000,000      13.00          NR/NR    Successor X, Ltd. Class IV-AL3,
                                            Floating Rate Note, 2/25/14 (Cat
                                            Bond) (144A)                                  4,040,400
       875,000      16.50          NR/NR    Successor X, Ltd., Floating Rate Note,
                                            1/27/15 (Cat Bond) (144A)                       906,150
     2,600,000      16.18          NR/NR    Successor X, Ltd., Floating Rate Note,
                                            1/7/14 (Cat Bond) (144A)                      2,570,360
       375,000      11.25          B-/NR    Successor X, Ltd., Floating Rate Note,
                                            11/10/15 (Cat Bond) (144A)                      378,112
                                                                                  -----------------
                                                                                  $      30,880,309
                                                                                  -----------------
                                            Total Insurance                       $      41,529,809
---------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 2.9%
                                            Diversified REIT -- 0.6%
    12,050,000                     B/Ba3    CNL Lifestyle Properties, Inc., 7.25%,
                                            4/15/19                               $      12,200,625
---------------------------------------------------------------------------------------------------
                                            Real Estate Operating
                                            Companies -- 2.3%
    50,885,000                      B/B3    Forest City Enterprises, Inc.,
                                            6.5%, 2/1/17                          $      49,612,875
                                                                                  -----------------
                                            Total Real Estate                     $      61,813,500
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 39

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 1.1%
                                            Internet Software & Services -- 0.3%
     6,285,000                     BB/B1    j2 Global, Inc., 8.0%, 8/1/20         $       6,787,800
---------------------------------------------------------------------------------------------------
                                            Data Processing & Outsourced
                                            Services -- 0.8%
     6,047,000                   B-/Caa1    First Data Corp., 12.625%, 1/15/21    $       6,560,995
       615,000                     B+/B1    First Data Corp., 7.375%,
                                            6/15/19 (144A)                                  668,812
     4,722,000                   B-/Caa1    First Data Corp., 8.25%, 1/15/21
                                            (144A)                                        5,017,125
     5,300,000                    BB/Ba3    WEX, Inc., 4.75%, 2/1/23 (144A)               5,300,000
                                                                                  -----------------
                                                                                  $      17,546,932
                                                                                  -----------------
                                            Total Software & Services             $      24,334,732
---------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE &
                                            EQUIPMENT -- 1.4%
                                            Communications Equipment -- 0.2%
     3,595,000                    BB+/B1    Brocade Communications Systems,
                                            Inc., 4.625%, 1/15/23 (144A)          $       3,532,088
---------------------------------------------------------------------------------------------------
                                            Computer Storage &
                                            Peripherals -- 0.8%
    12,100,000                   BB+/Ba1    Seagate HDD Cayman, 7.0%, 11/1/21     $      13,340,250
     4,385,000                   BB+/Ba1    Seagate HDD Cayman, 7.75%,
                                            12/15/18                                      4,834,462
                                                                                  -----------------
                                                                                  $      18,174,712
---------------------------------------------------------------------------------------------------
                                            Electronic Equipment
                                            Manufacturers -- 0.2%
     5,300,000                    BB-/B1    Viasystems, Inc., 7.875%,
                                            5/1/19 (144A)                         $       5,657,750
---------------------------------------------------------------------------------------------------
                                            Electronic Manufacturing
                                            Services -- 0.2%
     1,380,000                   BB+/Ba1    Flextronics International, Ltd.,
                                            4.625%, 2/15/20 (144A)                $       1,411,050
     2,295,000                   BB+/Ba1    Flextronics International, Ltd., 5.0%,
                                            2/15/23 (144A)                                2,340,900
                                                                                  -----------------
                                                                                  $       3,751,950
                                                                                  -----------------
                                            Total Technology Hardware
                                            & Equipment                           $      31,116,500
---------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION
                                            SERVICES -- 4.2%
                                            Integrated Telecommunication
                                            Services -- 4.1%
     3,300,000                    BB/Ba2    CenturyLink, Inc., 6.45%, 6/15/21     $       3,653,582
    13,440,000                      B/B1    Cincinnati Bell, Inc., 8.25%, 10/15/17       14,380,800

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            Integrated Telecommunication
                                            Services -- (continued)
    13,358,000                      B/B1    Cincinnati Bell, Inc., 8.375%,
                                            10/15/20                              $      14,326,455
     5,450,000                   BB-/Ba2    Frontier Communications Corp.,
                                            7.125%, 1/15/23                               5,640,750
     9,705,000                   BB-/Ba2    Frontier Communications Corp.,
                                            8.5%, 4/15/20                                11,160,750
     3,100,000                   BB-/Ba2    Frontier Communications Corp.,
                                            8.75%, 4/15/22                                3,487,500
     1,858,000                     B+/B2    GCI, Inc., 8.625%, 11/15/19                   1,978,770
     2,840,000                    BB-/B1    tw telecom holdings inc, 5.375%,
                                            10/1/22                                       2,974,900
     5,275,000                     NR/B1    Windstream Corp., 6.375%, 8/1/23              5,459,625
    12,580,000                      B/B1    Windstream Corp., 7.5%, 6/1/22               13,869,450
     8,460,000                      B/B1    Windstream Corp., 7.75%, 10/15/20             9,284,850
     1,895,000                      B/B1    Windstream Corp., 8.125%, 9/1/18              2,084,500
                                                                                  -----------------
                                                                                  $      88,301,932
---------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication
                                            Services -- 0.1%
     2,300,000                     NR/NR    Richland Towers Funding LLC, 7.87%,
                                            3/15/16 (144A)                        $       2,486,854
                                                                                  -----------------
                                            Total Telecommunication Services      $      90,788,786
---------------------------------------------------------------------------------------------------
                                            UTILITIES -- 2.0%
                                            Electric Utilities -- 0.1%
     2,340,000                  CCC/Caa3    Texas Competitive Electric Holdings
                                            Co. LLC, 11.5%, 10/1/20 (144A)        $       1,842,750
---------------------------------------------------------------------------------------------------
                                            Gas Utilities -- 0.6%
     8,600,000                    NR/Ba2    AmeriGas Finance LLC, 7.0%, 5/20/22   $       9,610,500
     2,750,000                     B-/B2    Ferrellgas LP, 6.5%, 5/1/21                   2,894,375
                                                                                  -----------------
                                                                                  $      12,504,875
---------------------------------------------------------------------------------------------------
                                            Independent Power Producers &
                                            Energy Traders -- 1.3%
     1,500,000           6.65      BB/NR    East Lane Re, Ltd., Floating Rate
                                            Note, 3/13/15 (Cat Bond) (144A)       $       1,561,050
     1,300,000                      B/B1    InterGen NV, 9.0%, 6/30/17 (144A)             1,316,250
     8,050,000                    BB-/B1    NRG Energy, Inc., 7.625%, 1/15/18             9,327,935
     2,820,000                    BB-/B1    NRG Energy, Inc., 7.625%, 5/15/19             3,059,700
     4,700,000                    BB-/B1    NRG Energy, Inc., 7.875%, 5/15/21             5,322,750
     7,850,000                    BB-/B1    NRG Energy, Inc., 8.25%, 9/1/20               8,929,375
                                                                                  -----------------
                                                                                  $      29,517,060
                                                                                  -----------------
                                            Total Utilities                       $      43,864,685
---------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $1,152,441,313)                 $   1,183,902,369
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 41

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            SENIOR FLOATING RATE LOAN
                                            INTERESTS -- 7.9%**
                                            ENERGY -- 0.5%
                                            Oil & Gas Drilling -- 0.1%
     2,350,000       5.75          B-/B3    Offshore Group Investment, Ltd., Term
                                            Loan, 3/28/19                         $       2,385,250
---------------------------------------------------------------------------------------------------
                                            Oil & Gas Equipment &
                                            Services -- 0.4%
     8,330,194       8.50        CCC+/B3    FTS International Services LLC, Term
                                            Loan, 5/6/16                          $       8,232,314
                                                                                  -----------------
                                            Total Energy                          $      10,617,564
---------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.6%
                                            Diversified Chemicals -- 0.2%
     2,100,000       4.75          B+/B1    DuPont Performance Coatings, Inc.,
                                            Initial Term B Loan, 2/1/20           $       2,129,751
     1,992,720       6.50          NR/B1    Ineos Group Holdings, Ltd., Cash
                                            Dollar Term Loan, 5/4/18                      2,021,365
                                                                                  -----------------
                                                                                  $       4,151,116
---------------------------------------------------------------------------------------------------
                                            Paper Packaging -- 0.1%
     2,351,598       6.50           B/B2    Exopack Holding Corp., Term
                                            Loan B, 5/6/17                        $       2,386,872
---------------------------------------------------------------------------------------------------
                                            Diversified Metals & Mining -- 0.3%
     7,445,750       9.00          B+/B2    Preferred Sands Holding Co. LLC,
                                            Term B Loan, 12/15/16                 $       7,073,462
                                                                                  -----------------
                                            Total Materials                       $      13,611,450
---------------------------------------------------------------------------------------------------
                                            CAPITAL GOODS -- 0.4%
                                            Aerospace & Defense -- 0.2%
     1,962,605       6.25          B-/B2    DAE Aviation Holdings, Inc.,
                                            Tranche B-1 Loan, 10/18/18            $       1,983,458
       889,717       6.25           B/B2    DAE Aviation Holdings, Inc.,
                                            Tranche B-2 Loan, 10/18/18                      899,170
     1,840,742       3.54          B+/B2    Hunter Defense Technologies, Inc.,
                                            Term Loan, 8/22/14                            1,762,510
                                                                                  -----------------
                                                                                  $       4,645,138
---------------------------------------------------------------------------------------------------
                                            Building Products -- 0.2%
     4,567,050       5.75           B/B1    CPG International I, Inc., Term
                                            Loan, 9/21/19                         $       4,614,625
                                                                                  -----------------
                                            Total Capital Goods                   $       9,259,763
---------------------------------------------------------------------------------------------------
                                            COMMERCIAL SERVICES &
                                            SUPPLIES -- 0.1%
                                            Environmental & Facilities
                                            Services -- 0.0%
       628,650       5.50          B+/B1    WCA Waste Corp., Term Loan, 3/1/18    $         634,544
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            Diversified Support Services -- 0.1%
     2,740,826      10.00          NR/NR    IAP Worldwide Services, Inc.,
                                            Term Loan (First Lien), 12/31/15      $       2,137,844
                                                                                  -----------------
                                            Total Commercial Services & Supplies  $       2,772,388
---------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.3%
                                            Air Freight & Logistics -- 0.3%
     1,365,849       5.28          NR/NR    CEVA Group Plc, Dollar Tranche B Pre
                                            Funded Term Loan, 8/31/16             $       1,275,361
     3,702,650       0.00          NR/NR    CEVA Group Plc, EGL Tranche B Term
                                            Loan, 8/31/16                                 3,514,444
     1,971,385       0.00          CC/B3    CEVA Group Plc, US Tranche B Term
                                            Loan, 8/31/16                                 1,894,172
                                                                                  -----------------
                                                                                  $       6,683,977
                                                                                  -----------------
                                            Total Transportation                  $       6,683,977
---------------------------------------------------------------------------------------------------
                                            AUTOMOBILES &
                                            COMPONENTS -- 0.7%
                                            Auto Parts & Equipment -- 0.1%
        11,995       3.21        BB-/Ba3    Allison Transmission, Inc., New Term
                                            B-2 Loan, 8/7/17                      $          12,053
     3,056,900       5.50          NR/NR    TI Group Automotive Systems LLC,
                                            Additional Term Loan, 3/27/19                 3,110,396
                                                                                  -----------------
                                                                                  $       3,122,449
---------------------------------------------------------------------------------------------------
                                            Automobile Manufacturers -- 0.6%
    12,537,888       6.00         BB/Ba1    Chrysler Group LLC, Tranche B Term
                                            Loan, 4/28/17                         $      12,750,267
                                                                                  -----------------
                                            Total Automobiles & Components        $      15,872,716
---------------------------------------------------------------------------------------------------
                                            CONSUMER DURABLES &
                                            APPAREL -- 0.1%
                                            Housewares & Specialties -- 0.1%
     2,026,306       5.25          B+/B1    Yankee Candle Co., Inc., Initial Term
                                            Loan, 3/2/19                          $       2,044,796
                                                                                  -----------------
                                            Total Consumer Durables & Apparel     $       2,044,796
---------------------------------------------------------------------------------------------------
                                            MEDIA -- 0.3%
                                            Advertising -- 0.1%
     2,018,834       6.50          B/Ba3    Affinion Group, Inc., Tranche B Term
                                            Loan, 10/9/16                         $       1,989,273
---------------------------------------------------------------------------------------------------
                                            Broadcasting -- 0.1%
     1,439,017       4.75          B+/B2    Univision Communications, Inc.,
                                            2013 Converted Extended First-Lien
                                            Term Loan, 2/22/20                    $       1,455,330
---------------------------------------------------------------------------------------------------
                                            Movies & Entertainment -- 0.1%
     1,776,147       3.75        NR/Baa3    Cinedigm Digital Funding I LLC, Term
                                            Loan, 3/31/16                         $       1,787,248
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 43

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            Publishing -- 0.0%
       930,462       2.70       CCC/Caa2    Cengage Learning Acquisitions, Inc.,
                                            Original Term Loan, 7/4/14            $         728,668
                                                                                  -----------------
                                            Total Media                           $       5,960,519
---------------------------------------------------------------------------------------------------
                                            FOOD & STAPLES RETAILING -- 0.1%
                                            Food Distributors -- 0.1%
     1,311,713       5.75           B/B1    AdvancePierre Foods, Term Loan
                                            (First Lien), 6/17/17                 $       1,332,208
                                                                                  -----------------
                                            Total Food & Staples Retailing        $       1,332,208
---------------------------------------------------------------------------------------------------
                                            FOOD, BEVERAGE & TOBACCO -- 0.4%
                                            Distillers & Vintners -- 0.4%
     7,700,000       0.00          NR/NR    Constellation Brands, Inc., Bridge
                                            Facility Loan, 6/28/20                $       7,700,000
                                                                                  -----------------
                                            Total Food, Beverage & Tobacco        $       7,700,000
---------------------------------------------------------------------------------------------------
                                            HOUSEHOLD & PERSONAL
                                            PRODUCTS -- 0.3%
                                            Personal Products -- 0.3%
     6,053,882       4.25           B/NR    Monotronics International, Inc.,
                                            Term B Loan, 3/23/18                  $       6,152,258
                                                                                  -----------------
                                            Total Household & Personal Products   $       6,152,258
---------------------------------------------------------------------------------------------------
                                            HEALTH CARE EQUIPMENT &
                                            SERVICES -- 1.3%
                                            Health Care Equipment -- 0.1%
     2,434,234       5.50        BB-/Ba2    Kinetic Concepts, Inc., Dollar Term
                                            C-1 Loan, 5/4/18                      $       2,481,397
---------------------------------------------------------------------------------------------------
                                            Health Care Services -- 1.0%
     1,223,135       7.25        BB-/Ba3    Alliance HealthCare Services, Inc.,
                                            Initial Term Loan, 6/1/16             $       1,235,366
     7,205,743       6.50          B+/B1    Gentiva Health Services, Inc., Term B1
                                            Term Loan, 2/22/16                            7,265,789
     5,076,412       6.50          NR/NR    National Mentor Holdings, Inc.,
                                            Tranche B-1 Term Loan, 2/9/17                 5,152,559
     4,135,910       8.25           B/B2    National Surgical Hospitals, Inc.,
                                            Initial Term Loan, 1/4/17                     4,135,910
     1,965,000       6.00           B/B2    Surgery Center Holdings, Inc.,
                                            Term Loan (First Lien), 4/11/19               1,979,738
     1,490,688       7.75          B+/B1    Virtual Radiologic Corp., Term
                                            Loan A, 11/3/16                               1,062,115
                                                                                  -----------------
                                                                                  $      20,831,477
---------------------------------------------------------------------------------------------------
                                            Managed Health Care -- 0.1%
     2,100,000       9.75          B+/B2    MMM Holdings, Inc., Term Loan,
                                            10/9/17                               $       2,115,750
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            Health Care Technology -- 0.1%
       357,143       8.00           B/NR    Physician Oncology Services LP,
                                            Delayed Draw Term Loan, 1/31/17       $         357,143
     2,939,724       8.00           B/B2    Physician Oncology Services LP,
                                            Effective Date Term Loan, 2/10/17             2,939,724
                                                                                  -----------------
                                                                                  $       3,296,867
                                                                                  -----------------
                                            Total Health Care Equipment
                                            & Services                            $      28,725,491
---------------------------------------------------------------------------------------------------
                                            PHARMACEUTICALS,
                                            BIOTECHNOLOGY & LIFE
                                            SCIENCES -- 0.3%
                                            Biotechnology -- 0.2%
     4,183,688       5.50          BB/B2    Axcan Intermediate Holdings, Inc.,
                                            Term B-1 Loan, 1/25/17                $       4,224,219
---------------------------------------------------------------------------------------------------
                                            Pharmaceuticals -- 0.1%
     1,195,730       5.00          B+/B1    Generic Drug Holdings, Inc., Closing
                                            Date Term Loan, 10/4/19               $       1,208,435
                                                                                  -----------------
                                            Total Pharmaceuticals,
                                            Biotechnology & Life Sciences         $       5,432,654
---------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.6%
                                            Other Diversified Financial
                                            Services -- 0.1%
     2,469,527       5.25         BB/Ba3    WorldPay, Facility B2A Term
                                            Loan, 8/6/17                          $       2,501,426
---------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.5%
     1,432,550       5.50           B/B3    Springleaf Finance Corp., Initial Term
                                            Loan, 5/28/17                         $       1,440,608
     8,620,000       5.75          B+/B1    Tower Automotive Holdings USA LLC,
                                            Initial Term Loan, 4/17/20                    8,770,850
                                                                                  -----------------
                                                                                  $      10,211,458
                                                                                  -----------------
                                            Total Diversified Financials          $      12,712,884
---------------------------------------------------------------------------------------------------
                                            INSURANCE -- 0.7%
                                            Insurance Brokers -- 0.7%
    14,221,749       3.71          B+/B1    HUB International Holdings, Inc.,
                                            2017 Initial Term Loan (Extended),
                                            6/13/17                               $      14,390,633
---------------------------------------------------------------------------------------------------
                                            Multi-line Insurance -- 0.0%
     1,271,813       5.00          B-/B1    Alliant Insurance Services, Inc.,
                                            Initial Term Loan, 12/7/19            $       1,289,698
                                                                                  -----------------
                                            Total Insurance                       $      15,680,331
---------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 0.7%
                                            Application Software -- 0.7%
    14,757,382       8.50         B-/Ba3    Expert Global Solutions, Inc., Term B
                                            Advance (First Lien), 3/13/18         $      14,984,897

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 45

---------------------------------------------------------------------------------------------------
Principal        Floating    S&P/Moody's
Amount ($)       Rate (c)    Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            Application Software -- (continued)
       691,167       4.25          NR/B1    Vertafore, Inc., Term Loan (2013),
                                            10/20/19                              $         698,943
                                                                                  -----------------
                                                                                  $      15,683,840
                                                                                  -----------------
                                            Total Software & Services             $      15,683,840
---------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION
                                            SERVICES -- 0.4%
                                            Integrated Telecommunication
                                            Services -- 0.4%
     7,575,000       0.00          NR/NR    Virgin Media Investment Holdings,
                                            Ltd., New Term B Loan, 2/6/20         $       7,585,060
                                                                                  -----------------
                                            Total Telecommunication Services      $       7,585,060
---------------------------------------------------------------------------------------------------
                                            UTILITIES -- 0.1%
                                            Electric Utilities -- 0.1%
       917,960       7.75         BB/Ba2    Race Point Power, Term Loan,
                                            1/11/18                               $         920,254
     1,195,037       4.73       CCC/Caa3    Texas Competitive Electric Holdings
                                            Co. LLC, 2017 Term Loan (Extending),
                                            10/10/17                                        880,742
                                                                                  -----------------
                                                                                  $       1,800,996
                                                                                  -----------------
                                            Total Utilities                       $       1,800,996
---------------------------------------------------------------------------------------------------
                                            TOTAL SENIOR FLOATING RATE
                                            LOAN INTERESTS
                                            (Cost $167,897,810)                   $     169,628,895
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
Shares
---------------------------------------------------------------------------------------------------
                                            RIGHTS / WARRANTS -- 0.0%
                                            ENERGY -- 0.0%
                                            Oil & Gas Equipment &
                                            Services -- 0.0%
         2,275                              Green Field Energy Services,
                                            Inc. (144A)                           $         125,125
                                                                                  -----------------
                                            Total Energy                          $         125,125
---------------------------------------------------------------------------------------------------
                                            AUTOMOBILES &
                                            COMPONENTS -- 0.0%
                                            Auto Parts & Equipment -- 0.0%
         2,230                              Lear Corp., 11/9/14                   $         255,670
                                                                                  -----------------
                                            Total Automobiles & Components        $         255,670
---------------------------------------------------------------------------------------------------
                                            TOTAL RIGHTS / WARRANTS
                                            (Cost $211,433)                       $         380,795
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

46 Pioneer High Yield Fund | Semiannual Report | 4/30/13

---------------------------------------------------------------------------------------------------
Principal                    S&P/Moody's
Amount ($)                   Ratings                                              Value
---------------------------------------------------------------------------------------------------
                                            TEMPORARY CASH
                                            INVESTMENTS -- 3.5%
                                            Repurchase Agreements -- 3.5%
    75,805,000                    NR/Aaa    RBC Capital Markets Corp., 0.18%,
                                            dated 4/30/13, repurchase price of
                                            $75,805,000 plus accrued interest
                                            on 5/1/13 collateralized by
                                            $77,321,100 Federal National
                                            Mortgage Association, 3.0%, 5/1/43    $      75,805,000
---------------------------------------------------------------------------------------------------
                                            TOTAL TEMPORARY
                                            CASH INVESTMENTS
                                            (Cost $75,805,000)                    $      75,805,000
---------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN
                                            SECURITIES -- 100.7%
                                            (Cost $2,011,055,360) (a)             $   2,169,848,654
---------------------------------------------------------------------------------------------------
                                            OTHER ASSETS &
                                            LIABILITIES -- (0.7)%                 $     (14,662,182)
---------------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS -- 100.0%            $   2,155,186,472
===================================================================================================

*           Non-income producing security.

NR          Not rated by either S&P or Moody's.

WR          Withdrawn rating.

PIK         Represents a pay in kind security.

(Step) Bond issued with an initial coupon rate which converts to a higher rate at a later date.

REIT        Real Estate Investment Trust.

(Perpetual) Security with no stated maturity date.

(Cat Bond)  Catastrophe bond is a high-yield debt instrument that is usually insurance linked and meant to raise money in case of a catastrophe.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered
            Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2013, the value of these securities amounted to $530,293,505 or 24.6% of total net assets.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 47

(a) At April 30, 2013, the net unrealized gain on investments based on cost for federal income tax purposes of $2,019,084,407 was as follows:

             Aggregate gross unrealized gain for all investments in which there
               is an excess of value over tax cost                                $     247,778,817
             Aggregate gross unrealized loss for all investments in which there
               is an excess of tax cost over value                                      (97,014,570)
                                                                                  -----------------
             Net unrealized gain                                                      $ 150,764,247
                                                                                  =================

(b) Security issued with a zero coupon. Income is earned through accretion of discount.

(c) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(d)         Security is in default and is non-income producing.

(e) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1A.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2013 aggregated $490,958,864 and $479,547,074, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

     Level 1 - quoted prices in active markets for identical securities.

     Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) See Notes to Financial Statements -- Note 1A.

     Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments) See Notes to Financial Statements -- Note 1A.

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of April 30, 2013, in valuing the Fund's investments:

----------------------------------------------------------------------------------------------------
                                Level 1           Level 2            Level 3         Total
----------------------------------------------------------------------------------------------------
Convertible Corporate
  Bonds                         $          --     $  382,045,818     $         --    $  382,045,818
Preferred Stocks                   19,022,685          6,365,546        4,521,600        29,909,831
Convertible Preferred
  Stocks                           33,515,092         23,138,166               --        56,653,258
Common Stocks                     265,268,442                 --        3,804,130       269,072,572
Collateralized Mortgage
  Obligations                              --          2,450,116               --         2,450,116
Corporate Bonds                            --      1,178,100,429        5,801,940     1,183,902,369
Senior Floating Rate
  Loan Interests                           --        169,628,895               --       169,628,895
Warrants                              255,670            125,125               --           380,795
Repurchase
  Agreements                               --         75,805,000               --        75,805,000
----------------------------------------------------------------------------------------------------
Total                            $318,061,889     $1,837,659,095      $14,127,670    $2,169,848,654
====================================================================================================

The accompanying notes are an integral part of these financial statements.

48 Pioneer High Yield Fund | Semiannual Report | 4/30/13

Following is a reconciliation of assets using significant unobservable inputs (Level 3):

                                        Preferred            Common                Corporate
                                        Stocks               Stocks                Bonds
-------------------------------------------------------------------------------------------------
 Balance as of 10/31/12                 $         --         $     1,857,807       $          --
 Realized gain (loss)(1)                          --                      --                  --
 Change in unrealized appreciation
    (depreciation)(2)                         21,600              (1,403,677)            201,940
 Purchases                                 4,500,000               3,350,000           5,600,000
 Sales                                            --                      --                  --
 Transfers in and out of Level 3**                --                      --                  --
-------------------------------------------------------------------------------------------------
 Balance as of 4/30/13                  $  4,521,600         $      3,804,130      $   5,801,940
=================================================================================================

1 Realized gain (loss) on these securities is included in the net realized gain (loss) from investments in the Statement of Operations.

2 Unrealized appreciation (depreciation) on these securities is included in the change in net unrealized gain (loss) on investments in the Statement of Operations.

     The net change in unrealized depreciation on Level 3 securities still held at year end is $(1,403,677).

**   Transfers are calculated on the beginning of period values.

     During the six months ended April 30, 2013 there were no transfers between Levels 1, 2 and 3.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 49

Statement of Assets and Liabilities | 4/30/13 (Consolidated) (unaudited)

ASSETS:
  Investment in securities (cost $2,011,055,360)                                              $2,169,848,654
  Cash                                                                                               119,247
  Receivables --
     Investment securities sold                                                                    9,406,091
     Fund shares sold                                                                              3,444,568
     Interest                                                                                     26,580,372
     Dividends                                                                                       429,186
  Other                                                                                              221,201
-------------------------------------------------------------------------------------------------------------
         Total assets                                                                         $2,210,049,319
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
     Investment securities purchased                                                          $   40,889,230
     Fund shares repurchased                                                                      11,784,966
     Dividends                                                                                     1,117,354
  Due to affiliates                                                                                  920,933
  Due to advisor                                                                                         386
  Accrued expenses                                                                                   149,978
-------------------------------------------------------------------------------------------------------------
         Total liabilities                                                                    $   54,862,847
-------------------------------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                                             $1,963,907,626
  Distributions in excess of net investment income                                                (5,972,127)
  Accumulated net realized gain on investments                                                    38,457,679
  Net unrealized gain on investments                                                             158,793,294
-------------------------------------------------------------------------------------------------------------
         Total net assets                                                                     $2,155,186,472
=============================================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $1,304,262,385/119,878,214 shares)                                        $        10.88
  Class B (based on $29,076,793/2,649,804 shares)                                             $        10.97
  Class C (based on $464,892,131/41,976,716 shares)                                           $        11.08
  Class R (based on $61,319,917/5,036,311 shares)                                             $        12.18
  Class Y (based on $287,802,027/26,449,049 shares)                                           $        10.88
  Class Z (based on $7,833,219/749,066 shares)                                                $        10.46
MAXIMUM OFFERING PRICE:
  Class A ($10.88 (divided by) 95.5%)                                                         $        11.39
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

50 Pioneer High Yield Fund | Semiannual Report | 4/30/13

Statement of Operations (Consolidated) (unaudited)

For the Six Months Ended 4/30/13

INVESTMENT INCOME:
  Interest                                                                   $ 60,684,602
  Dividends (net of foreign taxes withheld of $216,009)                         5,000,610
-------------------------------------------------------------------------------------------------------------
         Total investment income                                                                $ 65,685,212
-------------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                            $  6,703,104
  Transfer agent fees and expenses
     Class A                                                                      318,642
     Class B                                                                       51,050
     Class C                                                                      102,910
     Class R                                                                        6,204
     Class Y                                                                       34,959
     Class Z                                                                        2,390
  Distribution fees
     Class A                                                                    1,582,976
     Class B                                                                      158,456
     Class C                                                                    2,305,754
     Class R                                                                      159,741
  Shareholder communications expense                                            1,412,997
  Administrative reimbursement                                                    308,823
  Custodian fees                                                                   28,271
  Registration fees                                                                68,763
  Professional fees                                                               274,315
  Printing expense                                                                 19,832
  Fees and expenses of nonaffiliated Trustees                                      39,488
  Miscellaneous                                                                    98,596
-------------------------------------------------------------------------------------------------------------
     Total expenses                                                                             $ 13,677,271
     Less fees waived and expenses reimbursed
         by Pioneer Investment Management, Inc.                                                       (3,995)
-------------------------------------------------------------------------------------------------------------
     Net expenses                                                                               $ 13,673,276
-------------------------------------------------------------------------------------------------------------
         Net investment income                                                                  $ 52,011,936
=============================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND OTHER ASSETS AND LIABILITIES DENOMINATED
IN FOREIGN CURRENCIES:
  Net realized gain (loss) on:
     Investments                                                             $ 81,377,232
     Other assets and liabilities denominated in foreign currencies              (512,940)      $ 80,864,292
-------------------------------------------------------------------------------------------------------------
  Change in net unrealized gain on:
     Investments                                                             $ 52,545,051
     Other assets and liabilities denominated in foreign currencies                14,940       $ 52,559,991
-------------------------------------------------------------------------------------------------------------
  Net gain on investments                                                                       $133,424,283
-------------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                          $185,436,219
-------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 51

Statements of Changes in Net Assets (Consolidated)

-------------------------------------------------------------------------------------------------------------
                                                                       Six Months
                                                                       Ended
                                                                       4/30/13               Year Ended
                                                                       (unaudited)           10/31/12
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                  $   52,011,936        $   116,583,176
Net realized gain on investments, class action and
  credit default swaps                                                     80,864,292             92,054,976
Change in net unrealized gain on investments,
  credit default swaps, bridge loan commitments and
  other assets and liabilities denominated in
  foreign currencies                                                       52,559,991             30,471,302
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets resulting from operations             $  185,436,219        $   239,109,454
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
      Class A ($0.29 and $0.52 per share, respectively)                $  (35,767,351)       $   (71,701,062)
      Class B ($0.24 and $0.41 per share, respectively)                      (729,383)            (2,348,842)
      Class C ($0.26 and $0.45 per share, respectively)                   (11,391,010)           (22,456,768)
      Class R ($0.30 and $0.53 per share, respectively)                    (1,675,878)            (3,514,610)
      Class Y ($0.31 and $0.55 per share, respectively)                    (8,337,054)           (16,997,602)
      Class Z ($0.30 and $0.52 per share, respectively)                      (193,261)              (317,674)
-------------------------------------------------------------------------------------------------------------
         Total distributions to shareowners                            $  (58,093,937)       $  (117,336,558)
-------------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                           $  190,102,693        $   496,081,449
Reinvestment of distributions                                              49,122,171             96,115,726
Cost of shares repurchased                                               (342,134,721)        (1,115,800,015)
-------------------------------------------------------------------------------------------------------------
      Net decrease in net assets resulting from
         Fund share transactions                                       $ (102,909,857)       $  (523,602,840)
-------------------------------------------------------------------------------------------------------------
      Net increase (decrease) in net assets                            $   24,432,425        $  (401,829,944)
NET ASSETS:
Beginning of year                                                       2,130,754,047          2,532,583,991
-------------------------------------------------------------------------------------------------------------
End of year                                                            $2,155,186,472        $ 2,130,754,047
-------------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income       $   (5,972,127)       $       109,874
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

52 Pioneer High Yield Fund | Semiannual Report | 4/30/13

-------------------------------------------------------------------------------------------------------------
                                        '13 Shares       '13 Amount
                                        (unaudited)      (unaudited)         '12 Shares       '12 Amount
-------------------------------------------------------------------------------------------------------------
Class A
Shares sold                              11,571,097      $ 121,531,754        33,423,207      $  329,828,802
Reinvestment of  distributions            3,107,503         32,695,960         6,423,179          63,430,300
Less shares repurchased                 (18,112,309)      (190,362,762)      (68,264,819)       (667,771,984)
-------------------------------------------------------------------------------------------------------------
      Net decrease                       (3,433,709)     $ (36,135,048)      (28,418,433)     $ (274,512,882)
=============================================================================================================
Class B
Shares sold or exchanged                     31,795      $     339,352           252,159      $    2,502,846
Reinvestment of distributions                58,849            622,654           207,358           2,048,948
Less shares repurchased                    (944,961)        (9,987,808)       (5,460,230)        (54,080,505)
-------------------------------------------------------------------------------------------------------------
      Net decrease                         (854,317)     $  (9,025,802)       (5,000,713)     $  (49,528,711)
=============================================================================================================
Class C
Shares sold                               1,059,481      $  11,368,309         3,087,910      $   31,163,702
Reinvestment of distributions               807,259          8,635,989         1,638,025          16,444,978
Less shares repurchased                  (4,696,252)       (50,318,974)      (13,548,602)       (135,724,296)
-------------------------------------------------------------------------------------------------------------
      Net decrease                       (2,829,512)     $ (30,314,676)       (8,822,667)     $  (88,115,616)
=============================================================================================================
Class R
Shares sold                                 570,737      $   6,719,387         1,229,543      $   13,713,023
Reinvestment of distributions               137,544          1,618,687           305,019           3,369,182
Less shares repurchased                  (1,710,262)       (20,085,010)       (2,723,391)        (30,170,734)
-------------------------------------------------------------------------------------------------------------
      Net decrease                       (1,001,981)     $ (11,746,936)       (1,188,829)     $  (13,088,529)
=============================================================================================================
Class Y
Shares sold                               4,516,499      $  47,545,120        11,569,242      $  114,363,076
Reinvestment of distributions               509,047          5,356,987         1,065,555          10,527,011
Less shares repurchased                  (6,665,012)       (69,671,375)      (23,037,156)       (224,087,079)
-------------------------------------------------------------------------------------------------------------
      Net decrease                       (1,639,466)     $ (16,769,268)      (10,402,359)     $  (99,196,992)
=============================================================================================================
Class Z
Shares sold                                 254,171      $   2,598,771           471,782      $    4,510,000
Reinvestment of distributions                18,952            191,894            30,902             295,307
Less shares repurchased                    (169,060)        (1,708,792)         (318,014)         (3,965,417)
-------------------------------------------------------------------------------------------------------------
      Net increase                          104,063      $   1,081,873           184,670      $      839,890
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 53

Financial Highlights

----------------------------------------------------------------------------------------------------------------------------------
                                                 Six Months
                                                 Ended          Year           Year
                                                 4/30/13        Ended          Ended          Year         Year         Year
                                                 (Consolidated) 10/31/12       10/31/11       Ended        Ended        Ended
                                                 (unaudited)    (Consolidated) (Consolidated) 10/31/10     10/31/09     10/31/08
----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period             $    10.25     $     9.67     $     9.88     $     8.69   $     6.99   $  11.51
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                         $     0.26     $     0.51     $     0.51     $     0.49   $     0.54   $   0.56
   Net realized and unrealized gain (loss) on
      investments                                      0.66           0.59          (0.18)          1.17         1.87      (3.98)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment
   operations                                    $     0.92     $     1.10     $     0.33     $     1.66   $     2.41   $  (3.42)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                              (0.29)         (0.52)         (0.54)         (0.47)       (0.61)     (0.53)
   Net realized gain                                     --             --             --             --        (0.09)     (0.57)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value       $     0.63     $     0.58     $    (0.21)    $     1.19   $     1.70   $  (4.52)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                   $    10.88     $    10.25     $     9.67     $     9.88   $     8.69   $   6.99
==================================================================================================================================
Total return*                                          9.15%         11.66%          3.20%         19.66%       37.79%    (32.18)%
Ratio of net expenses to average net assets+           1.15%**        1.16%          1.16%          1.18%        1.25%      1.20%
Ratio of net investment income to average
      net assets+                                      5.07%**        5.18%          4.99%          5.28%        7.41%      5.63%
Portfolio turnover rate                                  46%**          33%            47%            20%          45%        29%
Net assets, end of period (in thousands)         $1,304,262     $1,263,707     $1,467,120     $1,584,198   $1,398,692   $935,580
Ratios with no waiver of fees by the Adviser
   and no reduction for fees paid indirectly:
   Net expenses                                        1.15%**        1.16%          1.16%          1.18%        1.25%      1.20%
   Net investment income                               5.07%**        5.18%          4.99%          5.28%        7.41%      5.63%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

54 Pioneer High Yield Fund | Semiannual Report | 4/30/13

----------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended          Year           Year
                                                     4/30/13        Ended          Ended          Year       Year       Year
                                                     (Consolidated) 10/31/12       10/31/11       Ended      Ended      Ended
                                                     (unaudited)    (Consolidated) (Consolidated) 10/31/10   10/31/09   10/31/08
----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                 $ 10.33        $  9.75        $  9.95        $   8.74   $   7.03   $  11.56
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                             $  0.20        $  0.39        $  0.39        $   0.40   $   0.48   $   0.49
   Net realized and unrealized gain (loss) on
      investments                                       0.68           0.60          (0.14)           1.21       1.89      (3.99)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $  0.88        $  0.99        $  0.25        $   1.61   $   2.37   $  (3.50)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                               (0.24)         (0.41)         (0.45)          (0.40)     (0.56)     (0.46)
   Net realized gain                                      --             --             --              --      (0.09)     (0.57)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $  0.64        $  0.58        $ (0.20)       $   1.21   $   1.71   $  (4.53)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $ 10.97        $ 10.33        $  9.75        $   9.95   $   8.74   $   7.03
==================================================================================================================================
Total return*                                           8.61%         10.42%          2.41%          18.83%     36.89%    (32.72)%
Ratio of net expenses to average net assets+            2.22%**        2.17%          2.04%           1.96%      2.04%      1.91%
Ratio of net investment income to average net assets+   4.02%**        4.18%          4.13%           4.52%      6.84%      4.90%
Portfolio turnover                                        46%**          33%            47%             20%        45%        29%
Net assets, end of period (in thousands)             $29,077        $36,207        $82,879        $240,993   $376,790   $382,124
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Net expenses                                         2.22%**        2.17%          2.04%           1.96%      2.04%      1.91%
   Net investment income                                4.02%**        4.18%          4.13%           4.52%      6.84%      4.90%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 55

----------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended          Year           Year
                                                     4/30/13        Ended          Ended          Year       Year       Year
                                                     (Consolidated) 10/31/12       10/31/11       Ended      Ended      Ended
                                                     (unaudited)    (Consolidated) (Consolidated) 10/31/10   10/31/09   10/31/08
----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                 $  10.43       $   9.84       $  10.04       $   8.83   $   7.10   $  11.68
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                             $   0.23       $   0.45       $   0.44       $   0.42   $   0.49   $   0.50
   Net realized and unrealized gain (loss) on
      investments                                        0.68           0.59          (0.17)          1.20       1.91      (4.05)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $   0.91       $   1.04       $   0.27       $   1.62   $   2.40   $  (3.55)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                (0.26)         (0.45)         (0.47)         (0.41)     (0.58)     (0.46)
   Net realized gain                                       --             --             --             --      (0.09)     (0.57)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $   0.65       $   0.59       $  (0.20)      $   1.21   $   1.73   $  (4.58)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  11.08       $  10.43       $   9.84       $  10.04   $   8.83   $   7.10
==================================================================================================================================
Total return*                                            8.85%         10.85%          2.59%         18.79%     37.01%    (32.78)%
Ratio of net expenses to average net assets+             1.88%**        1.85%          1.87%          1.88%      1.98%      1.89%
Ratio of net investment income to average net assets+    4.35%**        4.50%          4.32%          4.60%      6.78%      4.94%
Portfolio turnover rate                                    46%**          33%            47%            20%        45%        29%
Net assets, end of period (in thousands)             $464,892       $467,377       $527,822       $599,656   $624,726   $483,992
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Net expenses                                          1.88%**        1.85%          1.87%          1.88%      1.98%      1.89%
   Net investment income                                 4.35%**        4.50%          4.32%          4.60%      6.78%      4.94%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

56 Pioneer High Yield Fund | Semiannual Report | 4/30/13

----------------------------------------------------------------------------------------------------------------------------------
                                                       Six Months
                                                       Ended          Year           Year
                                                       4/30/13        Ended          Ended          Year      Year       Year
                                                       (Consolidated) 10/31/12       10/31/11       Ended     Ended      Ended
                                                       (unaudited)    (Consolidated) (Consolidated) 10/31/10  10/31/09   10/31/08
----------------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                   $ 11.46        $ 10.82        $ 11.03        $  9.70   $   7.79   $ 12.74
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                               $  0.27        $  0.53        $  0.54        $  0.49   $   0.58   $  0.60
   Net realized and unrealized gain (loss) on
      investments                                         0.75           0.64          (0.19)          1.34       2.09     (4.42)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations     $  1.02        $  1.17        $  0.35        $  1.83   $   2.68   $ (3.82)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                 (0.30)         (0.53)         (0.56)         (0.50)     (0.67)    (0.56)
   Net realized gain                                        --             --             --             --      (0.09)    (0.57)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value             $  0.72        $  0.64        $ (0.21)       $  1.33   $   1.91   $ (4.95)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 12.18        $ 11.46        $ 10.82        $ 11.03   $   9.70   $  7.79
==================================================================================================================================
Total return*                                             9.06%         11.11%          3.03%         19.32%     37.73%   (32.36)%
Ratio of net expenses to average net assets+              1.46%**        1.56%          1.46%          1.49%      1.47%     1.47%
Ratio of net investment income to average net assets+     4.76%**        4.79%          4.73%          5.00%      7.23%     5.44%
Portfolio turnover rate                                     46%**          33%            47%            20%        45%       29%
Net assets, end of period (in thousands)               $61,320        $69,207        $78,187        $95,303   $119,846   $78,537
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Net expenses                                           1.46%**        1.56%          1.46%          1.19%      1.47%     1.47%
   Net investment income                                  4.76%**        4.79%          4.73%          5.00%      7.23%     5.44%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 57

----------------------------------------------------------------------------------------------------------------------------------
                                                     Six Months
                                                     Ended          Year           Year
                                                     4/30/13        Ended          Ended          Year       Year       Year
                                                     (Consolidated) 10/31/12       10/31/11       Ended      Ended      Ended
                                                     (unaudited)    (Consolidated) (Consolidated) 10/31/10   10/31/09   10/31/08
----------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                 $  10.25       $   9.67       $   9.88       $   8.69   $   6.99   $  11.48
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                             $   0.28       $   0.54       $   0.55       $   0.51   $   0.57   $   0.60
   Net realized and unrealized gain (loss) on
      investments                                        0.66           0.59          (0.19)          1.19       1.87      (3.95)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations   $   0.94       $   1.13       $   0.36       $   1.70   $   2.44   $  (3.35)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                (0.31)         (0.55)         (0.57)         (0.51)     (0.65)     (0.57)
   Net realized gain                                       --             --             --             --      (0.09)     (0.57)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value           $   0.63       $   0.58       $  (0.21)      $   1.19   $   1.70   $  (4.49)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $  10.88       $  10.25       $   9.67       $   9.88   $   8.69   $   6.99
==================================================================================================================================
Total return*                                            9.32%         12.02%          3.55%         20.16%     38.59%    (31.79)%
Ratio of net expenses to average net assets+             0.84%**        0.82%          0.81%          0.79%      0.78%      0.76%
Ratio of net investment income to average net assets+    5.37%**        5.51%          5.33%          5.67%      7.95%      6.15%
Portfolio turnover rate                                    46%**          33%            47%            20%        45%        29%
Net assets, end of period (in thousands)             $287,802       $287,903       $372,280       $300,881   $367,933   $253,593
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Net expenses                                          0.84%**        0.82%          0.81%          0.79%      0.78%      0.76%
   Net investment income                                 5.37%**        5.51%          5.33%          5.67%      7.95%      6.15%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

58 Pioneer High Yield Fund | Semiannual Report | 4/30/13

----------------------------------------------------------------------------------------------------------------------------------
                                                          Six Months
                                                          Ended          Year           Year
                                                          4/30/13        Ended          Ended          Year     Year     Year
                                                          (Consolidated) 10/31/12       10/31/11       Ended    Ended    Ended
                                                          (unaudited)    (Consolidated) (Consolidated) 10/31/10 10/31/09 10/31/08
----------------------------------------------------------------------------------------------------------------------------------
Class Z
Net asset value, beginning of period                      $ 9.85         $ 9.33         $  9.86        $ 8.65   $ 7.01   $ 11.51
----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                  $ 0.27         $ 0.54         $  0.53        $ 0.53   $ 0.58   $  0.60
   Net realized and unrealized gain (loss) on
      investments                                           0.64           0.50           (0.50)         1.18     1.80     (3.95)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations        $ 0.91         $ 1.04         $  0.03        $ 1.71   $ 2.38   $ (3.35)
----------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                   (0.30)         (0.52)          (0.56)        (0.50)   (0.65)    (0.58)
   Net realized gain                                          --             --              --            --    (0.09)    (0.57)
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                $ 0.61         $ 0.52         $ (0.53)       $ 1.21   $ 1.64   $ (4.50)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $10.46         $ 9.85         $  9.33        $ 9.86   $ 8.65   $  7.01
==================================================================================================================================
Total return*                                               9.37%         11.54%           0.06%        20.35%   37.48%   (31.76)%
Ratio of net expenses to average net assets+                0.85%**        0.85%           0.85%         0.85%    0.85%     0.85%
Ratio of net investment income to average net assets+       5.37%**        5.47%           5.15%         5.60%    7.49%     6.34%
Portfolio turnover rate                                       46%**          33%             47%           20%      45%       29%
Net assets, end of period (in thousands)                  $7,833         $6,353         $ 4,296        $2,499   $1,300   $   247
Ratios with no waiver of fees by the Adviser and
   no reduction for fees paid indirectly:
   Net expenses                                             0.97%**        1.08%           0.97%         0.98%    0.98%     1.02%
   Net investment income                                    5.25%**        5.24%           5.03%         5.47%    7.36%     6.17%
==================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

**   Annualized.

+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 59

Notes to Financial Statements | 4/30/13 (Consolidated) (unaudited)

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund) is a Delaware statutory trust. The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y or Class Z shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

60 Pioneer High Yield Fund | Semiannual Report | 4/30/13

A. Security Valuation

Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Senior floating rate loan interests (senior loans) are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent pricing service. Senior loans for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Credit default swaps are valued by an independent pricing service based upon valuation models incorporating default probabilities, estimated recovery rates, actual reported transactions, and other available market data. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Shares of money market mutual funds are valued at their net asset value.

Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by or at the direction or with the approval of the Valuation Committee using fair value methods pursuant to procedures adopted by the Board of Trustees. The Valuation Committee is comprised of certain members of the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ significantly from exchange prices and such differences could be material. Pioneer Investment Management, Inc. (PIM) is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 61

At April 30, 2013, one security was valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.02% of net assets. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

Principal amounts of mortgage-backed securities are adjusted for monthly paydowns. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. All discounts/premiums on debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.

Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of April 30, 2013, the Fund did not have any interest and penalties related to unrecognized tax positions, which, if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax years for the prior three fiscal years are subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. generally accepted accounting principles. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

62 Pioneer High Yield Fund | Semiannual Report | 4/30/13

     The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended October 31, 2012 was as follows:

     ---------------------------------------------------------------------------
                                                                            2012
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                                $117,336,558
     ---------------------------------------------------------------------------
        Total                                                       $117,336,558
     ===========================================================================

     The following shows the components of distributable earnings on a federal income tax basis at October 31, 2012:

     ---------------------------------------------------------------------------
                                                                            2012
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                  $ 8,586,044
     Capital loss carryforward                                      (41,476,936)
     Dividend payable                                                (1,376,800)
     Net unrealized gain                                             98,204,256
     ---------------------------------------------------------------------------
        Total                                                       $63,936,564
     ===========================================================================

     The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, adjustments relating to catastrophe bonds, and interest on defaulted bonds.

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $32,537 in underwriting commissions on the sale of Class A shares during the six months ended April 30, 2013.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C and Class R shares of the Fund, respectively (see Note 5). Class Y and Class Z shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 63

     The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C, Class R, Class Y and Class Z shares can reflect different transfer agent and distribution expense rates.

E.   Risks

     At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event. The Fund may buy or sell credit default swap contracts to increase the Fund's income, to add leverage to the portfolio or to hedge the risk of default on portfolio securities. As a seller of protection, the Fund would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Fund. In return, the Fund would receive from the counterparty a periodic stream of payments during the term

64 Pioneer High Yield Fund | Semiannual Report | 4/30/13 of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Fund would keep the stream of payments and would have no payment obligation. The Fund may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Fund would function as the counterparty referenced above.

     When the Fund enters into a credit default swap contract, one party, the protection buyer, makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment received by the Fund, as the protection seller, is recorded as a liability in the Fund's records. An upfront payment made by the Fund, as the protection buyer, is recorded as an asset in the Fund's records. Periodic payments received or paid by the Fund are recorded as realized gains or losses.

     The credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized gain or loss. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses. Credit default swap contracts involving the sale of protection may involve greater risks than if the Fund had invested in the referenced debt instrument directly.

     Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a protection buyer and no credit event occurs, it will lose its investment. If the Fund is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Fund, together with the periodic payments received, may be less than the amount the Fund pays to the protection buyer, resulting in a loss to the Fund.

     The Fund had no credit default swap contracts in the portfolio at April 30, 2013.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the six months ended April 30, 2013, the effective management fee (excluding waivers and/or assumption of expenses) was equivalent to 0.64% of the Fund's average daily net assets.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 65

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Class Z expenses to 0.85% of the average daily net assets attributable to Class Z shares. Fees waived and expenses reimbursed during the six months ended April 30, 2013 are reflected on the Statement of Operations. This expense limitation is in effect through March 1, 2014 for Class Z shares. There can be no assurance that PIM will extend the expense limitation agreement beyond the date referred to above.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $182,552 in management fees, administrative costs and certain other reimbursements payable to PIM at April 30, 2013.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended April 30, 2013, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                              $   879,825
Class B                                                                   28,535
Class C                                                                  279,203
Class R                                                                   72,815
Class Y                                                                  146,674
Class Z                                                                    5,945
--------------------------------------------------------------------------------
  Total                                                              $ 1,412,997
================================================================================

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $602,012 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at April 30, 2013.

4. Basis for Consolidation of the Financial Statements

The consolidated financial statements of the Fund include the accounts of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Fund. It is

66 Pioneer High Yield Fund | Semiannual Report | 4/30/13 intended that the Fund will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Fund's interest in Blaze Recycling and Metals LLC, Class A Units. As of April 30, 2013, the Subsidiary represented $454,130 or approximately 0.02% of the net assets of the Fund.

5. Distribution and Service Plans

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B, Class C and Class R shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Plan, the Fund further pays PFD 0.50% of the average daily net assets attributable to Class R shares for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $136,369 in distribution fees payable to PFD at April 30, 2013.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of each class of shares (except Class R, Class Y and Class Z shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00% based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class R, Class Y or Class Z shares. Proceeds from the CDSCs are paid to PFD. For the six months ended April 30, 2013, CDSCs in the amount of $16,692 were paid to PFD.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 67

6. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the six months ended April 30, 2013, the Fund's expenses were not reduced under such arrangements.

7. Line of Credit Facility

The Fund has a $100 million committed, unsecured revolving line of credit facility. The Fund may borrow up to the lesser of $100 million or the limit set for borrowings by the Fund's prospectus and the 1940 Act. Interest on borrowings is payable at the higher of the Federal Funds Rate as in effect on that day, plus 1.10% on an annualized basis or the overnight London Interbank Offered Rate (LIBOR) as in effect on that day plus 1.10% on an annualized basis. The Fund pays a quarterly commitment fee for this facility. For the six months ended April 30, 2013, there were no borrowings outstanding under this facility.

8. Pending Litigation

The Fund is currently involved in a litigation matter relating to Fund investments. The Fund believes the claim is without merit and is defending the matter vigorously. At April 30, 2013, it is reasonably possible that an adverse outcome may result. Currently, the amount of a judgment cannot be reasonably estimated.

68 Pioneer High Yield Fund | Semiannual Report | 4/30/13

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Yield Fund (the Fund) pursuant to an investment advisory agreement between PIM and the Fund. In order for PIM to remain the investment adviser of the Fund, the Trustees of the Fund must determine annually whether to renew the investment advisory agreement for the Fund.

The contract review process began in March 2012 as the Trustees of the Fund agreed on, among other things, an overall approach and timeline for the process. In July 2012, the Trustees approved the format of the contract review materials and submitted their formal request to PIM to furnish information necessary to evaluate the terms of the investment advisory agreement. The contract review materials were provided to the Trustees in July 2012 and September 2012. After reviewing and discussing the materials, the Trustees submitted a request for additional information to PIM, and materials were provided in response to this request. Meetings of the Independent Trustees of the Fund were held in July, September, October, and November, 2012 to review and discuss the contract review materials. In addition, the Trustees took into account the information related to the Fund provided to the Trustees at each regularly scheduled meeting.

At a meeting held on November 13, 2012, based on their evaluation of the information provided by PIM and third parties, the Trustees of the Fund, including the Independent Trustees voting separately, unanimously approved the renewal of the investment advisory agreement for another year. In considering the renewal of the investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the renewal of the agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Fund, taking into account the investment objective and strategy of the Fund. The Trustees reviewed the terms of the investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund, its research process and its process for trade execution. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. The Trustees considered the non-investment resources and personnel of PIM involved in PIM's services to the Fund, including PIM's compliance and legal resources and personnel. The Trustees also considered the substantial attention and high priority given by PIM's senior management to the Pioneer fund complex. In addition, the Trustees considered PIM's plans to increase resources in its investment management function and other enhancements to PIM's advisory capabilities.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 69

The Trustees considered that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including Fund officers) and other resources that are necessary for the Fund's business management and operations. The Trustees also considered that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. The Trustees considered the fees paid to PIM for the provision of administration services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that had been provided by PIM to the Fund were satisfactory and consistent with the terms of the investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one and five year periods ended June 30, 2012, and in the second quintile of its Morningstar category for the three year period ended June 30, 2012. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees discussed the Fund's performance record. They indicated that they were satisfied with the discussions with PIM with respect to the Fund's performance.

Management Fee and Expenses

The Trustees considered information showing the fees and expenses of the Fund in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Trust Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2012 was in the third quintile relative to the management fees paid by other funds in its Morningstar peer group for the comparable period. The Trustees also considered the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels. The Trustees considered that the Fund's expense ratio for the twelve months ended June 30, 2012 was in the fifth quintile relative to its Strategic Insight peer group and in the fourth

70 Pioneer High Yield Fund | Semiannual Report | 4/30/13 quintile relative to its Morningstar category, in each case for the comparable period. The Trustees noted that the Fund's expense ratio was 16.4 basis points higher than the median expense ratio of its Strategic Insight peer group, and that the Fund's expense ratio continued to trend downward from its expense ratio in prior years. The Trustees considered the impact of the Fund's non-management fee expenses on the Fund's expense ratio, noting in particular the Fund's shareholder fees and communications expenses.

The Trustees reviewed management fees charged by PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. (together with PIM, "Pioneer") to institutional and other clients, including publicly offered European funds sponsored by affiliates of Pioneer, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Fund and Pioneer's costs in providing services to the other clients and considered the differences in management fees and profit margins for Fund and non-Fund services. In evaluating the fees associated with Pioneer's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Fund and client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients or services that are broader in scope, including oversight of the Fund's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Fund is subject. The Trustees also considered the different entrepreneurial risks associated with PIM's management of the Fund and Pioneer's management of the other client accounts. The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of the services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors,

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 71 including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with funds and fund shareholders. The Trustees noted the breakpoints in the management fee schedule. The Trustees recognize that economies of scale are difficult to identify and quantify, rarely identifiable on a Fund-by-Fund basis, and that, among other factors that may be relevant, are the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Funds. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons particularly, for example during the recent difficult periods for financial markets, as the level of services was maintained notwithstanding a significant decline in PIM's fee revenues from the Funds. Accordingly, the Trustees concluded that economies of scale, if any, were being appropriately shared with the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered the character and amount of fees paid by the Fund, other than under the investment advisory agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the fund business. The Trustees considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the Independent Trustees, concluded that the investment advisory agreement between PIM and the Fund, including the fees payable thereunder, was fair and reasonable and voted to approve the proposed renewal of the investment advisory agreement for the Fund.

72 Pioneer High Yield Fund | Semiannual Report | 4/30/13

Trustees, Officers and Service Providers

Trustees                                       Officers
Thomas J. Perna, Chairman                      John F. Cogan, Jr., President*
David R. Bock                                  Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                                Vice President
Benjamin M. Friedman                           Mark E. Bradley, Treasurer**
Margaret B.W. Graham                           Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

*    Chief Executive Officer of the Fund.

**   Chief Financial and Accounting Officer of the Fund.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 73

                           This page for your notes.

74 Pioneer High Yield Fund | Semiannual Report | 4/30/13

                           This page for your notes.

                        Pioneer High Yield Fund | Semiannual Report | 4/30/13 75

                           This page for your notes.

76 Pioneer High Yield Fund | Semiannual Report | 4/30/13

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2013 Pioneer Investments 19383-07-0613

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date June 28, 2013


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date June 28, 2013


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date June 28, 2013

* Print the name and title of each signing officer under his or her signature.